                             DEVELOPMENT AGREEMENT

MEDISORB TECHNOLOGIES INTERNATIONAL L.P. ("Medisorb"), a Delaware limited partnership, doing business at 6954 Cornell Road, Cincinnati, Ohio 45242, and JANSSEN PHARMACEUTICA INTERNATIONAL, a division of Cilag International AG, ("Janssen"), a Swiss business corporation, doing business at Kollerstrasse 38, CH-6300 Zug 6, Switzerland, agree this 23 rd day of December, 1993 to jointly
                                       --           --------
develop the products described herein under the following terms and conditions:


1.   Background
     ----------

     Janssen desires to develop a depot formulation of [ ]. Medisorb possesses technology and expertise relating to bioabsorbable polymer technologies and drug delivery systems for biologically active compounds based on such polymers. In light of these facts, Medisorb and Janssen's Affiliate entered into a preliminary Development Agreement (dated 9 June 1992) in order to collaborate in determining the feasibility of developing a depot formulation of [ ]. Janssen has executed the option as specified in the said preliminary Development Agreement and both parties agree to continue the development of Product under the terms and conditions specified hereinafter.


2.   Definitions
     -----------

     A)  Affiliate: shall mean any company controlling, controlled by, or under common control with a party by ownership, directly or indirectly, of fifty percent (50%) or more of the total ownership or by the power to control the policies and actions of such company.

     B)  Field:     shall mean human [                   ] products comprising
                    polymers of lactic and glycolic acids.  In this regard [
                    .]

     C)   International Registration Dossier ("IRF"):

               shall mean the Product registration file compiled by Janssen Pharmaceutica N.V., Beerse, Belgium on behalf of Janssen, the contents and format being such that it can be submitted as such to national health authorities or be used as a basis for a national application for marketing authorization for the Products in the specific format required by such national health authorities.

     D) Patents: shall mean (i) any and all existing issued patents and patent applications or parts thereof which describe and claim a depot
formulation of [                   ], or any chemical analogues of [
] with similar physiological activity, based on polymers of lactic and glycolic acids and the production and use thereof; (ii) any other patents and patent applications filed by or on behalf of Medisorb, or under which Medisorb has the rights to grant licenses, which are needed to practice the inventions; and (iii) any reissues, extensions, substitutions, confirmations, registrations, revalidations, additions, continuations, continuations-in-part, or divisions of or to any of the foregoing which are granted hereafter or any additional protection certificate granted with respect thereto.

THIS EXHIBIT HAS BEEN REDACTED AND IS THE SUBJECT OF A CONFIDENTIAL TREATMENT REQUEST. REDACTED MATERIAL IS BRACKETED AND HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

JANSSEN- MEDISORB                                                         PAGE 2
DEVELOPMENT AGREEMENT

     E)   Products:  shall mean any and all depot formulations of [
], or any chemical analogues of [                   ] with similar physiological
activity, based on polymers of lactic and glycolic acids which are designed to
deliver [                   ], or any of its chemical analogues, over an
extended period.


3.   Development Program
     -------------------

     A) "Development Program" shall mean the development activities conducted by the parties as contemplated hereunder. The Development Program is to be mutually agreed upon from time to time as the parties find necessary. Medisorb shall (i) carry out its development activities in the Development Program to the currently accepted standards of Good Laboratory Practice, and (ii) manufacture human clinical supplies to cGMP standards. The Development Program is attached hereto as Exhibit A and incorporated herein.

     B) Janssen will fund Medisorb's activities under the Development Program at a cost not to exceed the following projected development costs without prior written authorization from Janssen:

               [                                             ]
               [                                             ]
               [                                             ]

          Medisorb will invoice Janssen monthly according to Medisorb's standard rates and practices for the actual costs of work performed during the immediately preceding month. Payment will be due 30 days from the end of the month in which the invoice is received; a late fee of 1.5% per month will be added to any outstanding balance not paid when due.

     C) Medisorb will provide Janssen monthly brief written descriptions of the work performed during the preceding month. Upon Janssen's request Medisorb will promptly provide Janssen with detailed reports of the work already undertaken, in order for Janssen and its Affiliates to prepare the health registration applications and the IRF. Medisorb will provide to Janssen a final detailed written report on the work performed under the Development Program within 30 days of completion of the Development Program.

     D) Janssen will disclose to Medisorb as soon as reasonably practicable during the term of this Agreement the following test results from experiments employing materials supplied to Janssen by Medisorb: (i) bioavailability and bioactivity assays from in vivo tests and (ii) any results which reasonably suggest potential adverse consequences in humans associated with such materials.

4.   Term and Termination
     --------------------

     A) The initial term of this Agreement shall commence upon the date first above written and continue thereafter until the earlier of (i) the completion of the Development Program at the moment of finalization of
          the IRF, which is expected during the [                   ], or (ii) [
          ], unless earlier terminated pursuant to the provisions of this
          Section 4 or according to the terms of Section 16 below. However, in the event that the IRF has not been completed by [
          ], if Janssen can show due diligence, this Agreement shall not terminate and will be extended for such period as Janssen requires to finalize the IRF, provided that during such extension Janssen continues to show due diligence. Due diligence, amongst other factors, shall mean the timely filing of required regulatory applications,

THIS EXHIBIT HAS BEEN REDACTED AND IS THE SUBJECT OF A CONFIDENTIAL TREATMENT REQUEST. REDACTED MATERIAL IS BRACKETED AND HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

JANSSEN-MEDISORB                                                         PAGE 3

          including, without limitation, a CTX (clinical trial exemption certificate) and/or IND, and continuing to fund the Development Program in a commercially reasonable manner.

     B) Janssen may terminate this Agreement upon 30 days written notice, provided that Janssen must fulfill all obligations to Medisorb actually incurred prior to the notice of termination.

     C) Medisorb may only terminate this Agreement upon 30 days written notice for cause, which shall include:

          1. Any material breach of this Agreement by Janssen which has not been cured within 30 days of written notice of the breach; and

          2. The failure of Janssen to provide within 60 days of a request by Medisorb reasonably sufficient quantities of [
               ] as will be required by Medisorb to fulfill its obligations hereunder.

     D) Articles 8, 9, 10, 11, 12 and 17 shall survive termination of this Agreement.


5.   Exclusivity and Right of First Refusal
     --------------------------------------

     A) This Agreement shall be exclusive with respect to both parties obligations in the Field.

     B)   With respect to Products in the Field intended to treat [
          ] the development of which is not being currently pursued and/or funded by Janssen shall be subject to the following right of first refusal. With respect to products in the Field which are subject to this right of first refusal, Medisorb shall provide written notice to Janssen of Medisorb's intent to enter into substantive negotiations with a third party for the development of such a product. Medisorb's notice shall, to the fullest permissible extent, disclose to Janssen the details of the proposed product and its application(s). Medisorb shall not be required to disclose the identity of the third party. Janssen shall have 60 days following the notice required above from Medisorb to inform Medisorb of its intent to enter into substantive negotiations with Medisorb for the development of a product in the same application(s). In the event that Janssen does not elect to enter into such negotiations with Medisorb within the 60 day period, Medisorb shall thereafter be free to enter into development, licensing and/or supply contracts with third parties respecting the product which was the subject of Medisorb's original notice to Janssen. In the event that Janssen elects to enter into substantive negotiations with Medisorb and the parties are unable, despite their mutual good faith efforts, to negotiate and enter into the subject agreements within 120 days from Medisorb's original notice to Janssen, Medisorb shall thereafter be free to enter into development, licensing and/or supply contracts with third parties respecting the product which was the subject of Medisorb's original notice to Janssen. Medisorb agrees that whenever it would not have been possible to execute such an agreement with such third party within a period of twelve months, the right of first refusal granted to Janssen will be restored.

6.   Option
     ------

     A) Medisorb hereby grants to Janssen an option, exercisable at any time during the period beginning with the finalization of the IRF and 30 days thereafter (except as modified by Section 6(B) below), to enter into the License Agreements (i.e., the first a worldwide license,

     THIS EXHIBIT HAS BEEN REDACTED AND IS THE SUBJECT OF A CONFIDENTIAL TREATMENT REQUEST. REDACTED MATERIAL IS BRACKETED AND HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

JANSSEN-MEDISORB                                                          PAGE 4
DEVELOPMENT AGREEMENT

          excluding the United States, and the second a license encompassing only the United States) attached hereto as Exhibits B & C, respectively.

     B) The option granted to Janssen under Section 6(A) above shall be immediately exercisable upon the termination of this Agreement by Janssen due to material breach by Medisorb.


7.   Future Supply
     -------------

     A) In the event that Janssen and Medisorb enter into the License Agreements referred to in Section 6 above, the parties agree that it is likely that either Janssen or Medisorb will manufacture Product(s) for commercial sale. Therefore the parties are negotiating the definitive terms of two Product Manufacturing Agreements (i.e., the first a worldwide agreement, excluding the United States, and the second encompassing only the United States) which shall be appended hereto as Exhibits D & E respectively, and which will be executed at the moment of executing the License Agreements, unless Janssen elects to manufacture the Product itself as specified hereafter. The parties each covenant to use their best efforts to expeditiously negotiate the definitive Manufacturing Agreements referred to in this Section 7(A).

          It is understood and agreed upon that Janssen and its Affiliates shall retain sole discretion at the time of entering in to the License Agreements under Section 6 to choose to manufacture or have manufactured Product(s). In the event that Janssen determines to manufacture Product(s) itself or have Product(s) manufactured by a third party, the terms of the License Agreements (Appendices B and C to this Agreement) shall control the transfer of the required technology from Medisorb to Janssen.

     B) With respect to third party suppliers, except as limited by the Product Manufacturing Agreements, Medisorb will have a right of first refusal as to the manufacture and supply to Janssen of all Product(s), and component bioabsorbable polymers thereof, developed under this Agreement. Medisorb will have a period of thirty days following written notice from Janssen of terms it is offering to, or prepared to accept from, third parties to notify Janssen of its intention to exercise its right of first refusal to supply Product or component bioabsorbable polymers thereof to Janssen, its Affiliates and Licensees on terms no less favorable to Janssen than those offered by such third party supplier.


8.   Proprietary Rights
     ------------------

     A) Medisorb will retain title to and ownership of all technology (including, without limitation, all patents, inventions, and data relating thereto) relating to absorbable polymers, controlled release of active agents, and/or manufacturing methods or processes relating to such polymers and the controlled delivery systems for active agents based on such polymers previously owned by Medisorb or developed by Medisorb as a result of the Development Program or otherwise. Medisorb will pay its own costs and expenses in connection with the protection of any such technology, including all patent application and maintenance costs and Janssen agrees to provide Medisorb with any necessary utility information.

          Medisorb shall inform Janssen of any patent application it wishes to file to protect proprietary rights defined in Article 8, resulting from either the Development Program or the preliminary

     THIS EXHIBIT HAS BEEN REDACTED AND IS THE SUBJECT OF A CONFIDENTIAL TREATMENT REQUEST. REDACTED MATERIAL IS BRACKETED AND HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

JANSSEN-MEDISORB                                                          PAGE 5
DEVELOPMENT AGREEMENT

          Development Program and shall forward a copy of any such patent application to Janssen at least one month prior to filing.

          Medisorb shall consider any suggestions made by Janssen for amplifying such application and shall accordingly amend the application where in Medisorb's opinion it is appropriate.

          Nine months after the first filing, Medisorb shall propose a list of countries in which it intends to file foreign equivalents. Janssen shall be given the opportunity to propose further countries to be added to the list. In case the adding of some or all of these further countries is unacceptable to Medisorb, Janssen shall have the right to file patent applications in those countries, in Medisorb's name and at Janssen expense. Medisorb shall assist in the transfer of rights for the latter patent applications and shall provide all information necessary to file and prosecute such patent applications.

          Medisorb shall not abandon part or whole of any of the patents or patent applications without having first consulted Janssen, which shall have the right to further pursue any patents or patent applications which Medisorb wishes to abandon, or parts thereof, in its own name and at its own expense.

     B) Janssen and/or its Affiliate will retain title to and ownership of all technology (including, without limitation, all patents, inventions,
          and data relating thereto) relating to [                 ] or any
          chemical analogues of [                   ] with similar physiological
          activity previously owned by Janssen and/or its Affiliate or developed by Janssen as a result of this Agreement or otherwise. Janssen and/or its Affiliate will pay its own costs and expenses in connection with the protection of any such technology, including all patent application and maintenance costs and Medisorb agrees to provide Janssen with any necessary utility information.

     C) Any inventions, other than those falling under either section 8(A) or 8(B) hereof, having an inventorship jointly between at least one employee of Janssen or an Affiliate of Janssen and one employee of Medisorb or an Affiliate of Medisorb shall be jointly-owned by Janssen and Medisorb. Each party will cooperate fully in the filing and prosecution of such patent applications.

          Janssen and Medisorb shall agree on which of both shall be responsible for the filing, prosecution and maintenance of any such joint patent applications and patents (hereinafter referred to as the "Responsible Party"). In principle, the party having contributed the most to the invention to be protected shall be the responsible party, unless agreed upon differently. Upon mutual consent, the responsible party may select an agent for drafting, filing and prosecuting a joint application. However, both parties shall agree who shall be the agent and to what extent this agent shall be used.

          The Responsible Party shall consult the other party when drafting any new jointly owned patent application. The final draft shall be forwarded to the other party at least one month prior to filing to give the opportunity to make final comments.

          The Responsible Party shall propose a list of countries in which it intends to file such patent applications. The other party shall be given the opportunity to propose further countries to be added to the list. In case the adding of some or all of these further countries is unacceptable to the Responsible Party, the other party shall have the right to file patent applications in those countries, in its own name and at its own expense. The Responsible Party shall assist in the

     THIS EXHIBIT HAS BEEN REDACTED AND IS THE SUBJECT OF A CONFIDENTIAL TREATMENT REQUEST. REDACTED MATERIAL IS BRACKETED AND HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

JANSSEN-MEDISORB                                                          PAGE 6
DEVELOPMENT AGREEMENT

          transfer of rights for the latter patent applications and shall provide all information necessary to file and prosecute such patent applications.

          The Responsible Party shall not abandon part or whole of any of the patents or patent applications without having first consulted the other party, which shall have the right to further pursue any patents or patent applications which the responsible party wishes to abandon, or parts thereof, in its own name and at its own expense.

          All out-of-pocket costs made in relation to joint patent applications and patents shall be shared equally by Janssen and Medisorb. A statement of costs shall be made up on a quarterly basis and invoiced to the other party.

          Medisorb shall grant to Janssen an exclusive fully-paid up royalty free license with the right to sublicense to make, have made, use and sell under any such patents or patent applications for the duration of the patents, any continuations, continuations in part, divisions, patents of addition, reissues, renewals or extensions thereof or any supplementary protection certificates granted with respect thereto, in respect of any claims concerning the application of [
          ] or any chemical analogues of [                   ] with similar
          physiological activity. However, nothing contained in this paragraph shall obviate Janssen's obligation to pay royalties under Section 6 hereof with respect to any Products developed hereunder.

          Janssen shall grant to Medisorb an exclusive fully paid-up royalty free license with the right to sublicense to make, have made, use and sell under any such patents or patent applications for the duration of the patents, any continuations, continuations in part, divisions, patents of addition, reissues, renewals or extensions thereof or any supplementary protection certificates granted with respect thereto, in respect of any claims concerning the application of bioabsorbable polymers in the field of human and/or veterinary medicine.

     D) In addition, each party will retain exclusive title to its respective Confidential Information (as defined in Section 11 below)


9.   Patent Infringement
     -------------------

     A) In the event that either party becomes aware that any third party is infringing any patents included within the Patents in any country or countries, the party becoming aware of such infringement shall promptly give notice of such infringement to the other party. Any possible action against such alleged infringement of the Patents will be carried out by either or both of the parties in accordance with the provisions specified hereinafter in paragraphs B), C), D) and E).

     B) Whenever it would concern a patent or patent application falling within the definition of Patents and of which Medisorb retains full title and ownership pursuant to Article 8 A), Medisorb shall use all reasonable efforts to take action against such infringement in its own name, at its own expense and on its own behalf.

          If Medisorb fails to take action against such infringement, or if Medisorb does not use reasonable efforts in carrying out such action after commencement thereof, within thirty (30) days after the notice referred to in paragraph A) above or after having become aware of such infringement, Janssen shall be entitled at its own discretion and at its own expense, to take

     THIS EXHIBIT HAS BEEN REDACTED AND IS THE SUBJECT OF A CONFIDENTIAL TREATMENT REQUEST. REDACTED MATERIAL IS BRACKETED AND HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

JANSSEN-MEDISORB                                                          PAGE 7
DEVELOPMENT AGREEMENT

          immediate action against such infringement in its own name, at its own expense and on its own behalf. If Janssen commences or assumes such
          action, Janssen may credit [                   ] of any royalty
          otherwise due to Medisorb for sales in such country or countries against the amount of the expenses and costs of such action, including without limitation, attorney fees actually incurred by Janssen.The amount of expenses so deducted shall be paid to Medisorb out of the recoveries, if any, received by Janssen as a result of such action. Except for such repayment of royalties deducted, Janssen shall be entitled to retain all recoveries therefrom.

          In no event shall Medisorb settle with such infringing third party in the Field without the prior written consent of Janssen.

     C) Whenever it would concern a patent or patent application falling within the definition of Patents and of which Janssen retains full title and ownership pursuant to Article 8 B), Janssen shall have the right but not the obligation to take action against such infringement in its own name, at its own cost and on its own behalf. If Janssen fails to take action against such infringement, or if Janssen does not use reasonable efforts in carrying out such action after commencement thereof, within thirty (30) days after the notice referred to in paragraph A) above or after having become aware of such infringement, Medisorb shall be entitled at its own discretion and at its own expense, to take action against such infringement. Medisorb shall be entitled to retain all recoveries, if any, therefrom.

     D) Whenever it would concern a patent or patent application falling within the definition of Patents and of which Janssen and Medisorb jointly retain full title and ownership pursuant to Article 8 C), and whenever in such case the infringing product would be a drug product falling within the definition of the Field, Janssen shall have the right but not the obligation to take action against such infringement in its own name, at its own cost and on its own behalf. If Janssen fails to take action against such infringement, or if Janssen does not use reasonable efforts in carrying out such action after commencement thereof, within thirty (30) days after the notice referred to in paragraph A) above or after having become aware of such infringement, Medisorb shall be entitled at its own discretion and at its own expense, to take action against such infringement, it being understood that Janssen will have a continuing right to take over any such action at its own expense and shall pay to Medisorb from any recoveries Janssen receives (i) Medisorb's expenses and (ii) from any sums remaining after deduction of Medisorb's and Janssen's expenses, an amount proportionate to Medisorb's expenses in relation to Janssen's expenses.

          Whenever it would concern a patent or patent application falling within the definition of Patents and of which Janssen and Medisorb jointly retain full title and ownership pursuant to Article 8C), and whenever in such case the infringing product would be a drug product falling outside the definition of the Field, Medisorb shall have the right but not the obligation to take action against such infringement in its own name, at its own cost and on its own behalf.If Medisorb fails to take action against such infringement, or if Medisorb does not use reasonable efforts in carrying out such action after commencement thereof, within thirty (30) days after the notice referred to in paragraph A) above or after having become aware of such infringement, Janssen shall be entitled at its own discretion and at its own expense, to take action against such infringement, it being understood that Medisorb will have a continuing right to take over any such action at its own expense. If Janssen commences or assumes such
          action, Janssen may credit [                   ] of any royalty
          otherwise payable to Medisorb payable hereunder against the amount of the expenses and costs of such action, including without limitation, attorney fees actually incurred by Janssen. The amount of expenses so

     THIS EXHIBIT HAS BEEN REDACTED AND IS THE SUBJECT OF A CONFIDENTIAL TREATMENT REQUEST. REDACTED MATERIAL IS BRACKETED AND HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

JANSSEN-MEDISORB                                                          PAGE 8
DEVELOPMENT AGREEMENT

          deducted shall be paid to Medisorb out of the recoveries, if any, received by Janssen as a result of such action. Except for such repayment of royalties deducted, Janssen shall be entitled to retain all recoveries therefrom.

     E) Each party agrees to cooperate reasonably with the other party in such litigation, including making available to the other party records, information, and evidence relevant to the infringement of the Patent.


10.  Third Party Intellectual Property Rights
     ----------------------------------------

     A) Medisorb warrants that to the best of its current knowledge and belief the Products to be developed hereunder will not infringe the patent rights of any third party.

     B) In the event that the manufacture, use or sale of the Product would constitute an infringement of the rights of a third party in a country because of the use of the Patents or Medisorb's know how, each party shall, as soon as it becomes aware of the same, notify the other thereof in writing, giving in the same notice full details known to it of the rights of such third party and the extent of any alleged infringement. The parties shall after receipt of such notice meet to discuss the situation, and, to the extent necessary attempt to agree on a course of action in order to permit Janssen to practice the license granted hereunder. Such course of action may include: (a) modifying the Product or its manufacture so as to be noninfringing;
          (b) obtaining an appropriate license from such third party; or (c) fight the claimor suit. In the event that within a short period of time, the parties fail to agree on an appropriate course of action Janssen may decide upon the course of action in the interest of the further development, manufacturing or commercialization of the Product.

     C) In the event that the parties cannot agree on modifying the Product or in the case that such modification would not be economically viable or regulatorily feasible, Janssen, whenever it relates to know how, whether patented or not, owned by Janssen in accordance with the provisions of Article 8 B) and C), or Medisorb, whenever it relates to know how, whether patented or not, owned by Medisorb in accordance with the provisions of Article 8 A), will have the right to negotiate with such third party for such license. Both parties hereto will in any event in good faith consult with each other with respect to such negotiations and the party negotiating such license as indicated above, will make every effort to minimize the amount of license fees and royalties payable thereunder. In no event shall either party as a result of such settlement, grant a sublicense or cross license to the third party to settle the suit, without the prior written approval of the other party. In the event that such negotiations result in a consummated agreement, any license fee and/or royalties to be paid thereunder shall be paid by the party responsible for the negotiations
          as indicated above, [                   ] of any license fees or
          royalties paid by Janssen under such license will be creditable against royalties due to Medisorb with respect to such country or countries.

     D) In the event that either or both parties would further to such notification under Paragraph 10 B) decide to defend such suit or claim in which a third party alleges that the manufacture, use or selling of the Product infringes said third party's patent in a country, Janssen
          shall have the right to apply [                   ] of the royalties
          due to Medisorb on the sales of the allegedly infringing Product against its litigation expenses.

     THIS EXHIBIT HAS BEEN REDACTED AND IS THE SUBJECT OF A CONFIDENTIAL TREATMENT REQUEST. REDACTED MATERIAL IS BRACKETED AND HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

JANSSEN-MEDISORB                                                          PAGE 9
DEVELOPMENT AGREEMENT

11.  Confidentiality and Disclosure
     ------------------------------

     A) Each party agrees to keep confidential and to not use for any purpose other than as set forth herein all technical information and materials supplied by the other hereunder and any information a party may acquire about the other or its activities as a result of entering into this Agreement, provided that such obligation shall not apply to technical information or material which: (i) was in the receiving party's possession without restriction prior to receipt from the other party or its Affiliates; (ii) was in the public domain at the time of receipt; (iii) becomes part of the public domain through no fault of the receiving party; (iv) shall be lawfully received from a third party with a right of further disclosure; (v) shall be required to be disclosed by law, by regulation or by the rules of any securities exchange.

     B) Except as may be otherwise provided herein, the confidentiality obligations as set out in this Section shall continue so long as this Agreement remains in force and for 10 years thereafter.

     C) Licensee shall cause its Affiliates and Sublicensees to enter into similar obligations of confidentiality with respect to unpublished information within the Patents and Technical Information.


12.  Disclaimer of Warranty
     ----------------------

     Medisorb makes no representations or warranties, express or implied, other than those specified in section 13 below, with respect to any services, technology, products or materials supplied to Janssen hereunder, including without limitation any warranties of merchantability or fitness for a particular purpose.


13.  Liability
     ---------

     A) Janssen agrees to indemnify, defend and hold harmless Medisorb from and against any liability, loss, damages and expenses (including reasonable attorney fees) Medisorb may suffer as the result of claims, demands, costs or judgments which may be made or instituted against Medisorb by reason of personal injury or damage to property arising out or caused by Janssen's clinical testing of the Product, except where such liabilities claims, demands, costs or judgments are caused by any sole negligence on behalf of Medisorb in manufacturing the clinical trial samples, its failure to supply such samples in accordance with the mutually agreed written specifications or its failure to provide Janssen with any information as specified in
          Article 13(B). Medisorb will notify Janssen as soon as it becomes aware of any such claim or action and agrees to give reasonable assistance in the investigation and defense of such claim or action it being understood that it shall allow Janssen to control the disposition of the same.

     B) Medisorb agrees to indemnify, defend and hold harmless Janssen from and against any liability, loss, damages and expenses (including reasonable attorney fees) Janssen may suffer as the result of claims, demands, costs or judgments which may be made or instituted against Janssen by reason of personal injury or damage to property arising out or caused by Medisorb's sole negligence in manufacturing the clinical trial samples or its failure to supply such samples in accordance with the mutually agreed written specifications.

     THIS EXHIBIT HAS BEEN REDACTED AND IS THE SUBJECT OF A CONFIDENTIAL TREATMENT REQUEST. REDACTED MATERIAL IS BRACKETED AND HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

JANSSEN-MEDISORB                                                         PAGE 10
DEVELOPMENT AGREEMENT

     C) In no event shall either party be liable for loss of profits, loss of goodwill or any consequential or incidental damages of any kind of the other party.

     D) This indemnification shall not apply with respect to any Product which would be commercialized under the terms of the License Agreement or manufactured under the terms of the Product Manufacture Agreement with respect to which the indemnification clause of such Agreements will apply.


14.  Product Information and Adverse Drug Events
     -------------------------------------------

     A) As Janssen has superior knowledge of the end-use applications to which Products developed hereunder will be put, Janssen is responsible for providing third parties with adequate information as to the medical profile of the Product. Janssen will provide Medisorb with copies of the IPID (International Product Information Document) and the IPPI (International Patient Package Insert), which are all part of the IRF for the Product. For the purpose of this Agreement IPID refers to the document that summarizes all medically relevant features of the Product, including the instructions for use meant to inform the medical profession, whereas the IPPI is a patient-oriented document, based upon the IPID that summarizes all relevant information on the Product in lay language. Janssen will keep Medisorb informed of any revisions or amendments in the IPID and IPPI of the Product.

     B) Medisorb will provide to Janssen promptly after its discovery by Medisorb, any information in its possession which indicates adverse effects in humans associated with the Products developed hereunder. For the purpose of this Agreement "adverse event" shall mean an experience which is noxious and unintended and which occurs at doses normally used in man for the prophylaxis, diagnosis or therapy of a disease or for the modification or physiological functioning and any report of an overdose.


15.  Government Approvals
     --------------------

     A) Janssen shall be responsible for conducting all necessary testing as well as determining what, if any, government approvals are required for the use and sale of Products developed hereunder and shall comply with all such requirements prior to and following the sale or distribution of such Products.

          Medisorb shall cooperate fully with Janssen in obtaining regulatory approvals for Products developed hereunder and shall, at Janssen's request, provide appropriate regulatory authorities with any and all information concerning Medisorb's technology, Medisorb polymers and manufacturing methods for such Products.

          In this respect Medisorb undertakes that it has submitted or will as soon as possible submit a type IV Drug Master File to the FDA identifying Medisorb's method of manufacture, release specifications and testing methods used in the manufacture of its bioabsorbable polymers and a type I Drug Master File of Medisorb's manufacturing facilities where Product may be manufactured.

     THIS EXHIBIT HAS BEEN REDACTED AND IS THE SUBJECT OF A CONFIDENTIAL TREATMENT REQUEST. REDACTED MATERIAL IS BRACKETED AND HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

JANSSEN-MEDISORB                                                         PAGE 11
DEVELOPMENT AGREEMENT

16.  Warranties and Covenants
     ------------------------

     A) Each party hereto covenants with the other to use its best efforts, consistent with reasonable business practice, to perform its obligations hereunder in a timely fashion. In the event that Janssen determines not to pursue the commercialization of Products, it will promptly inform Medisorb of such decision and this Agreement will automatically terminate.

     B) Medisorb warrants to the best of its knowledge that Medisorb bioabsorbable polymers are suitable for chronic human use in parenteral drug delivery systems similar to Products to be developed hereunder.

     C) Medisorb warrants that to the best of its knowledge the use of Medisorb's bioabsorbable polymers in Products will not infringe the patent rights of any third parties.


17.  Force Majeure
     -------------

     Neither party shall be liable for its failure to perform any of its obligations hereunder if such failure is occasioned by a contingency beyond its reasonable control including, but not limited to, occurrences such as strikes or other labor disturbances, lock out, riot, war, default by a common carrier, fire, flood, storm, earthquake, other acts of God, inability to obtain raw materials, failure of plant facilities or government regulation, act or failure to act. Each party shall notify the other immediately upon occurrence or cessation of any such contingencies. If such contingency continues unabated for at least 180 consecutive days, either party shall have the right to terminate this Agreement without further obligation beyond those actually incurred prior to such termination.


18.  Dispute Resolution
     ------------------

     Should any dispute arise under this Agreement, the parties shall first meet in an attempt to amicably resolve the situation. In the event that the parties are unable to resolve any contested issues, then both parties hereby agree to submit said disputes to the jurisdiction of the competent Courts of Zurich, Switzerland, and agree that any litigation in any way related to this Agreement shall be submitted to such Courts and that same shall be subject to Swiss law.


19.  Assignment
     ----------

     This Agreement shall not be assigned by either party without the prior written consent of the other party; provided, however, that assignment shall be permitted without such consent to any party, not less than 50% of the total interest of which owns, is owned by, or is under common control with the assigning party. In the event of any such permitted assignment the assignee shall be subject to and shall agree in writing to be bound by the terms and conditions of this Agreement.


20.  Severability
     ------------

     In the event that any one or more of the provisions of this Agreement should for any reason be held by any court or authority having jurisdiction over this Agreement or any of the parties hereto to be invalid, illegal or unenforceable such provision or provisions shall be validly reformed to as nearly approximate

     THIS EXHIBIT HAS BEEN REDACTED AND IS THE SUBJECT OF A CONFIDENTIAL TREATMENT REQUEST. REDACTED MATERIAL IS BRACKETED AND HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

JANSSEN-MEDISORB                                                         PAGE 12
DEVELOPMENT AGREEMENT

     the intent of the parties as possible and, if unreformable; shall be divisible and deleted in such jurisdiction, elsewhere this Agreement shall not be affected, except to the extent such applicability would substantially burden only one of the parties to this Agreement.


21.  Separate Entities
     -----------------

     Nothing contained herein shall be construed to constitute the parties hereto as partners or joint venturers, or as agents or representatives of the other.


22.  Captions
     --------

     The captions of this Agreement are for convenience only, and shall not be deemed of any force or effect whatsoever in construing this Agreement.


23.  Waiver
     ------

     Any waiver by either party of a breach of any provision of this Agreement shall not operate as or be construed to be a waiver of any further breach of the same or other provisions of this Agreement. The failure of a party to insist upon strict adherence to any term of this Agreement on one or more occasions shall not be considered a waiver or deprive that party of the right thereafter to insist upon strict adherence to that term or any other term of this Agreement. Any waiver must be in writing.


24.  Press Communications
     --------------------

     Neither Party shall originate any publicity, news release or public announcement, written or oral relating to this Agreement, including its existence, without the prior written approval of the other party.


25.  Notices
     -------

     Any legal notice required or permitted hereunder shall be considered properly given if in writing and sent by first class mail, certified mail or by telefacsimile to the party being notified at the respective address of such party as follows:

     If to Medisorb:  Medisorb Technologies International L.P.
                      6954 Cornell Road
                      Cincinnati, OH 45242
                      USA
                      Facsimile: 513-489-2348

     If to Janssen:   Janssen Pharmaceutica
                      Kollerstrasse 38
                      6300  Zug 6
                      Switzerland
                      Facsimile: 00-41-42449565

     THIS EXHIBIT HAS BEEN REDACTED AND IS THE SUBJECT OF A CONFIDENTIAL TREATMENT REQUEST. REDACTED MATERIAL IS BRACKETED AND HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

JANSSEN-MEDISORB                                                         PAGE 13
DEVELOPMENT AGREEMENT

     Such notice shall be effective upon receipt or upon refusal to accept such notice. In any case, notice shall be presumed effective no later than five
     (5) days after such notice is sent.

     Neither party shall originate any publicity, news release or public announcement, written or oral, relating to this Agreement, including its existence, without the written approval of the other party.


26.  Entire Understanding
     --------------------

     This Agreement may be executed by the parties hereto in counterparts, each of which when so executed and delivered shall be considered to be an original, but all such counterparts shall together constitute but one and the same instrument. This Agreement constitutes the entire understanding between the parties with respect to the subject matter hereof and supersedes all previous agreements related thereto, provided, however, that no variation or modification of this Agreement or any of the terms hereof shall be valid unless in writing and signed by the parties hereto.


WITNESS the signature of both parties by their duly authorized officers:

JANSSEN PHARMACEUTICA  INTERNATIONAL
  A division of Cilag International AG


By: /s/ Erik Rombouts
    -----------------------------
Name: Erik Rombouts
      -----------------------
Title: Business Manager
       -----------------------
Date: January 4, 1994
      -------------------------


{Second Janssen Signatory}
- --------------------------


By: /s/ Heinz Schmid
    ----------------------------
Name: Heinz Schmid
      ------------------------
Title: General Manager
       -------------------------
Date: January 4, 1994
      ------------------------------

MEDISORB TECHNOLOGIES INTERNATIONAL  L.P.

by:  Medisorb Technologies
      International, Inc.,
      its General Partner


By: /s/ David R. Lohr
    ----------------------------------
Name:  David R. Lohr
      -------------------------------
Title: President
       -----------------------------------
Date: December 6, 1993
      ---------------------------------

11299302

     THIS EXHIBIT HAS BEEN REDACTED AND IS THE SUBJECT OF A CONFIDENTIAL TREATMENT REQUEST. REDACTED MATERIAL IS BRACKETED AND HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

                                   EXHIBIT A
                                   ---------

                              DEVELOPMENT PROGRAM

[



                                                                               ]

     THIS EXHIBIT HAS BEEN REDACTED AND IS THE SUBJECT OF A CONFIDENTIAL TREATMENT REQUEST. REDACTED MATERIAL IS BRACKETED AND HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

DEVELOPMENT PROGRAM
Page 2



[



                                                                               ]

     THIS EXHIBIT HAS BEEN REDACTED AND IS THE SUBJECT OF A CONFIDENTIAL TREATMENT REQUEST. REDACTED MATERIAL IS BRACKETED AND HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

                                   EXHIBIT B


                            To Development Agreement
                            dated December 23, 1993
                                    between
                      Janssen Pharmaceutica International
                                      and
                    Medisorb Technologies International L.P.


                License Agreement, ex. United States of America
                               Following 16 Pages



    [Note: This exhibit supercedes the previous Exhibit B, document number
                                07069402.doc.]



/s/ Erik Rombouts                 12/12/95
- --------------------------------  --------
For JANSSEN                        Date


/s/ David R. Lohr                 December 6, 1995
- -------------------------------   ----------------
For MEDISORB                       Date



1205902.doc

     THIS EXHIBIT HAS BEEN REDACTED AND IS THE SUBJECT OF A CONFIDENTIAL TREATMENT REQUEST. REDACTED MATERIAL IS BRACKETED AND HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

                               LICENSE AGREEMENT


          This Agreement is made as of the __ day ______ of 19___, between MEDISORB TECHNOLOGIES INTERNATIONAL L.P., a Delaware limited partnership (hereinafter "Medisorb") and JANSSEN PHARMACEUTICA INTERNATIONAL, a division of Cilag International AG, a Swiss business corporation ("Janssen").

          WHEREAS, the parties have entered into a certain Development Agreement, dated December 23, 1993 (the "Development Agreement"), for the development of a Product (as described below); and

          WHEREAS, Janssen has an option under the Development Agreement to enter into this License Agreement for the Medisorb technology required to make, use and sell the Product, which option Janssen has elected to exercise; and

          WHEREAS, the parties believe that it is in their mutual best interest for Medisorb to license to Janssen on an exclusive basis in the Territory, Medisorb Patents and Technical Information within the Field, upon the terms and conditions set forth herein;

          NOW, IT IS HEREBY AGREED AS FOLLOWS:

          (1) Definitions:  The following terms shall have the meanings ascribed
              -----------
to them herein, unless the context otherwise requires:

              (a) "Affiliate" shall mean any company controlling, controlled by, or under common control with a party by ownership, directly or indirectly, of fifty percent (50%) or more of the total ownership or by the power to control the policies and actions of such company.

              (b) "Development Program" shall mean the development activities conducted by the parties pursuant to the Development Agreement.

              (c) "Field" shall mean the treatment of [

                        ].

              (d) "Improvements" shall mean any improvements or developments to or of the Patents and Technical Information in the Field which Medisorb may acquire, discover, invent, originate, make, conceive or have a right to, in whole or in part, during the term of this Agreement, whether or not such improvement or development is patentable.

              (e) "International Registration Dossier" ("IRF") shall mean the Product registration file compiled by Janssen Pharmaceutica N.V., Beerse, Belgium on behalf of Janssen, the contents and format being such that it can be submitted as such to national health authorities or be used as a basis for a national application for marketing authorization for the Products in the specific format required by such national health authorities.

     THIS EXHIBIT HAS BEEN REDACTED AND IS THE SUBJECT OF A CONFIDENTIAL TREATMENT REQUEST. REDACTED MATERIAL IS BRACKETED AND HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

Janssen-Medisorb                                                          Page 2
License Agreement

              (f) "Medisorb Polymers" shall mean bioresorbable aliphatic polyesters based on glycolide, lactide, caprolactone and combinations of such polymers, which are manufactured by Medisorb and utilized in Product(s) licensed under this Agreement.

              (g) "Net Sales" shall mean the gross amounts received from sales of Products during a calendar quarter to third parties by Janssen, its Sublicensees or any Affiliate of either, less any: (i) applicable sales taxes;
(ii) cash trade or quantity discounts; (iii) amounts repaid or credited by reason of rejections or return of goods; or (iv) freight, postage and duties paid for. No deduction from the gross sales price shall be made for any item of cost incurred by the seller in its own operations incident to the manufacture, sale or shipment of the product sold. For purposes hereof, Net Sales shall not include sales of a Product from Janssen or an Affiliate of Janssen to any Affiliate or Sublicensee of either; it being intended that Net Sales shall only include sales to unrelated third-parties.

              (h) "Patents" shall mean (i) any and all existing issued patents and patent applications or parts thereof which describe and claim a depot formulation of [ ], or any chemical analogues of [ ] with similar physiological activity, based on polymers of lactic and glycolic acids and the production and use thereof; (ii) any other patents and patent applications filed by or on behalf of Medisorb, or under which Medisorb has the rights to grant licenses, which are needed to practice the inventions; and (iii) any reissues, extensions, substitutions, confirmations, registrations, revalidations, additions, continuations, continuations-in-part, or divisions of or to any of the foregoing which are granted hereafter or any additional protection certificate granted with respect thereto.

              (i) "Product(s)" shall mean any and all depot formulations of [
], or any chemical analogues of [                   ] with similar physiological
activity, based on polymers of lactic and glycolic acids which are designed to
deliver [                               ], or any of its chemical analogues,
over an extended period.

              (j) "Sublicensees" shall mean any company or companies, other than Janssen's Affiliates, sublicensed by Janssen.

              (k) "Technical Information" shall mean all unpatented information, know-how, practical experience, procedures, methodology, specifications, formulae and data whether or not the same shall be patentable which have been heretofore developed or acquired by Medisorb prior to the date of this Agreement and which are necessary in order to use, manufacture or sell Products in the Field.

               (l) "Territory" shall mean worldwide with the exception of the United States, its Territories, Protectorates, Commonwealths, and all other political subdivisions of the United States.

          (2)  License Grant
               -------------

     THIS EXHIBIT HAS BEEN REDACTED AND IS THE SUBJECT OF A CONFIDENTIAL TREATMENT REQUEST. REDACTED MATERIAL IS BRACKETED AND HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

Janssen-Medisorb                                                          Page 3
License Agreement

              (a) Medisorb hereby grants to Janssen in the Territory an exclusive license under the Patents and Technical Information existing prior to the effective date of this Agreement, with the right to grant sublicenses thereunder, for all purposes within the Field to practice and use the Patents and Technical Information, including the rights to manufacture and have manufactured, to use and have used, and to sell and have sold Products. Medisorb exclusively retains all rights under the Patents and Technical Information outside the Field and for use other than in Products. The right to grant sublicenses granted hereunder is exclusive to Janssen and shall not extend to Janssen Affiliates or Sublicensees.

              (b) Medisorb shall offer to Janssen for incorporation into this License Agreement on reasonable terms and conditions, Medisorb Improvements in the Field which, if incorporated into Janssen's then current commercial Product(s), would: (i) result in significant changes in either the specifications for such Product(s) or the processes for producing such Product(s), and (ii) would reasonably be expected to result in enhanced market value and/or profitability of such Product(s). Examples of such Improvements would include: (i) the development by Medisorb of a non-aqueous injection vehicle which offers significant advantages with respect to ease of administration and (ii) the development by Medisorb of technology enabling[
                                              ].  It is the parties'
understanding that the effect of any such license amendment would, in general, be either an extension of the term of this Agreement for a mutually agreed period or a marginal increase in the then current royalty rate . All other Medisorb Improvements shall be made available to Janssen for its use without further agreement. Proprietary rights to Improvements jointly developed by Medisorb and Janssen shall be governed by the terms of Section 5(c) of this Agreement.

              (c) In the event that at any time during the term of this Agreement Medisorb is unable for any reason whatsoever to supply the Medisorb Polymers required by Janssen for use in Products, then the license granted under paragraph 2(a) above shall be expanded to include the Medisorb Technology required to make and use the Medisorb Polymers.

          (3) Royalties:
              ----------

              (a) Janssen shall pay or cause to be paid to Medisorb a running royalty with respect to all Products sold to customers by Janssen, its Affiliates and Sublicensees, payable quarter-annually in arrears within sixty
(60) days following the end of each three (3) month period ending on March 31, June 30, September 30 or December 31 in any year during the term hereof, as
follows:  (i) [    ]% of the Net Sales of each unit of Product sold during the preceding calendar quarter during the term hereof, if such unit of Product was manufactured by Medisorb pursuant to a written contract for the supply of
Product; or (ii) [    ]% of the Net Sales of each unit of Product sold during
the preceding calendar quarter during the term hereof, if such unit of Product was not manufactured by Medisorb pursuant to a written contract for the supply of Product. Any withholding or other tax that Janssen or any of its Affiliates are required by statute to withhold and pay on behalf of Medisorb with respect to the royalties payable to Medisorb under this Agreement shall be deducted from said royalties and paid contemporaneously with the remittance to Medisorb; provided, however, that in regard to any tax so deducted Janssen shall furnish Medisorb with proper evidence of the taxes paid on its behalf.

     THIS EXHIBIT HAS BEEN REDACTED AND IS THE SUBJECT OF A CONFIDENTIAL TREATMENT REQUEST. REDACTED MATERIAL IS BRACKETED AND HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

Janssen-Medisorb                                                          Page 4
License Agreement

              (b) In the event that, in a country where Product is not claimed in a valid Patent, a similar product obtains a market share greater than [ ]% of the total market revenues for Products and similar products in such country, the parties agree to meet and negotiate in good faith an appropriate reduction in the royalty rate then in effect. In no event shall a reduction in royalty rates pursuant to this section result in royalty rates [ ] of the rates specified under Section 3(a)(i) and 3(a)(ii) of this Agreement. For the purposes of this section, "similar product" shall mean a generic version of the Product(s) where:
(i) the active agent is [ ], or a chemical analogue thereof and (ii) the excipient is comprised of lactic and/or glycolic acids. In the event that patent protection for Product(s) becomes available subsequent to a royalty reduction pursuant to this section, the parties agree to (i) reinstitute the royalty otherwise applicable, and (ii) in the event that any recovery is obtained for prior infringement of the subsequently issued patent, the parties will first apply such recoveries to reimbursing Medisorb for royalties it would otherwise have received.

              (c) Janssen shall keep complete and adequate records with respect to the proceeds of Products on which it has to pay royalties payable hereunder for at least two (2) years after expiry of the year they concern. Medisorb shall have the right to have such records of Janssen inspected and examined, at Medisorb's expense, for the purpose of determining the correctness of royalty payments made hereunder.

Such inspection shall be made by an independent, certified public accountant to whom Janssen shall have no reasonable objection. Such accountant shall not disclose to Medisorb any information other than that necessary to verify the accuracy of the reports and payments made pursuant to this Agreement. It is understood that such examination with respect to any quarterly accounting period shall take place not later than two (2) years following the expiration of said period. Not more than one examination per year shall take place.

Based upon the verification of such reports and whenever there is reasonable doubt about the accuracy of the sales of Product realized by an Affiliate or sublicensee, Medisorb may reasonably request Janssen to audit the books of such Affiliate or such sublicensee in accordance with any applicable contractual provision, in order to confirm the accuracy of such reports.

          (4) Production of Product/Technology Transfer:
              -----------------------------------------

              (a) Janssen shall use its reasonable efforts to commercialize and market Product, or to have the same commercialized and marketed.

              (b) In the event that Janssen determines to manufacture Product itself or have Product manufactured by a third party, Medisorb shall transfer to Janssen all relevant Technical Information, and provide such technical assistance, upon mutually agreed terms and conditions, as is required by Janssen in order to enable the manufacture of Product by Janssen or its designated third party manufacturer. However, with respect to such third party manufacturers, except as limited by a written Product manufacturing agreement between Janssen and Medisorb, Medisorb will have a right of first refusal as to the manufacture and supply to Janssen of all Product(s), and component bioabsorbable polymers utilized in such Product(s). Medisorb will have a period of thirty (30) days

     THIS EXHIBIT HAS BEEN REDACTED AND IS THE SUBJECT OF A CONFIDENTIAL TREATMENT REQUEST. REDACTED MATERIAL IS BRACKETED AND HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

Janssen-Medisorb                                                          Page 5
License Agreement

following written notice from Janssen of terms it is offering to, or prepared to accept from, a third party manufacturer to notify Janssen of its intention to exercise its right of first refusal to supply Product and/or component bioabsorbable polymers thereof to Janssen, its Affiliates and Licensees on terms no less favorable to Janssen than those offered by such third party manufacturer. Such third party manufacturer cannot be an in-kind competitor to Medisorb and must be reasonably acceptable to Medisorb with respect to confidential protection of Medisorb's Technical Information. In the event that at any time during the term of this Agreement Medisorb is unable for any reason whatsoever to supply the Medisorb Polymers required by Janssen for use in Products, then the right of first refusal under this paragraph respecting the supply of the component bioabsorbable polymers shall be eliminated. For the purposes of this section, an "in-kind" competitor shall mean any organization which regularly engages in the contract development and/or contract manufacture of injectable controlled release drug delivery systems comprising a polymeric excipient based on lactic and/or glycolic acids and/or other closely related monomers. This Section 4(b) specifically supercedes Section 7(B) of the Development Agreement, which Section 7(B) shall be of no further force or effect.

              (c) The right of first refusal granted to Medisorb pursuant to
Section 4(b) above shall be contingent upon: (i) Medisorb and Janssen reaching an agreement concerning the financing, scheduling and construction in Europe of a Medisorb manufacturing facility within twelve (12) months of the date first above written or the initiation of Phase III human clinical trials, whichever is later, and (ii) prior to the qualification of Medisorb's European manufacturing facility, Medisorb using reasonable efforts to supply from its United States manufacturing facilities all of Janssen's commercial requirements for Product pursuant to the Product Supply Agreement anticipated by Section 7(A) of the Development Agreement.

          (5)  Proprietary Rights
               ------------------

              (a) Medisorb will retain title to and ownership of all technology (including, without limitation, all patents, inventions, and data relating thereto) relating to absorbable polymers, controlled release of active agents, and/or manufacturing methods or processes relating to such polymers and the controlled delivery systems for active agents based on such polymers previously owned by Medisorb or developed by Medisorb as a result of the Development Program or otherwise. Medisorb will pay its own costs and expenses in connection with the protection of any such technology, including all patent application and maintenance costs and Janssen agrees to provide Medisorb with any necessary utility information.

          Medisorb shall inform Janssen of any patent application it wishes to file to protect proprietary rights defined in Article 5, resulting from either the Development Program or the preliminary Development Program and shall forward a copy of any such patent application to Janssen at least one month prior to filing.

          Medisorb shall consider any suggestions made by Janssen for amplifying such application and shall accordingly amend the application where in Medisorb's opinion it is appropriate.

     THIS EXHIBIT HAS BEEN REDACTED AND IS THE SUBJECT OF A CONFIDENTIAL TREATMENT REQUEST. REDACTED MATERIAL IS BRACKETED AND HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

Janssen-Medisorb                                                          Page 6
License Agreement

          Nine months after the first filing, Medisorb shall propose a list of countries in which it intends to file foreign equivalents. Janssen shall be given the opportunity to propose further countries to be added to the list. In case the adding of some or all of these further countries is unacceptable to Medisorb, Janssen shall have the right to file patent applications in those countries, in Medisorb's name and at Janssen expense. Medisorb shall assist in the transfer of rights for the latter patent applications and shall provide all information necessary to file and prosecute such patent applications.

          Medisorb shall not abandon part or whole of any of the patents or patent applications without having first consulted Janssen, which shall have the right to further pursue any patents or patent applications which Medisorb wishes to abandon, or parts thereof, in its own name and at its own expense.

              (b) Janssen and/or its Affiliate will retain title to and ownership of all technology (including, without limitation, all patents, inventions, and data relating thereto) relating to [ ] or any chemical analogues of [ ] with similar physiological activity previously owned by Janssen and/or its Affiliate or developed by Janssen as a result of this Agreement or otherwise. Janssen and/or its Affiliate will pay its own costs and expenses in connection with the protection of any such technology, including all patent application and maintenance costs and Medisorb agrees to provide Janssen with any necessary utility information.

              (c) Any inventions, other than those falling under either section 5(a) or 5(b) hereof, having an inventorship jointly between at least one employee of Janssen or an Affiliate of Janssen and one employee of Medisorb or an Affiliate of Medisorb shall be jointly-owned by Janssen and Medisorb. Each party will cooperate fully in the filing and prosecution of such patent applications.

          Janssen and Medisorb shall agree on which of both shall be responsible for the filing, prosecution and maintenance of any such joint patent applications and patents (hereinafter referred to as the "Responsible Party"). In principle, the party having contributed the most to the invention to be protected shall be the responsible party, unless agreed upon differently. Upon mutual consent, the responsible party may select an agent for drafting, filing and prosecuting a joint application. However, both parties shall agree who shall be the agent and to what extent this agent shall be used.

          The Responsible Party shall consult the other party when drafting any new jointly owned patent application. The final draft shall be forwarded to the other party at least one month prior to filing to give the opportunity to make final comments.

          The Responsible Party shall propose a list of countries in which it intends to file such patent applications. The other party shall be given the opportunity to propose further countries to be added to the list. In case the adding of some or all of these further countries is unacceptable to the Responsible Party, the other party shall have the right to file patent applications in those countries, in its own name and at its own expense. The Responsible Party shall assist in the transfer of rights for the latter patent applications and shall provide all information necessary to file and prosecute such patent applications.

     THIS EXHIBIT HAS BEEN REDACTED AND IS THE SUBJECT OF A CONFIDENTIAL TREATMENT REQUEST. REDACTED MATERIAL IS BRACKETED AND HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

Janssen-Medisorb                                                          Page 7
License Agreement

          The Responsible Party shall not abandon part or whole of any of the patents or patent applications without having first consulted the other party, which shall have the right to further pursue any patents or patent applications which the responsible party wishes to abandon, or parts thereof, in its own name and at its own expense.

          All out-of-pocket costs made in relation to joint patent applications and patents shall be shared equally by Janssen and Medisorb. A statement of costs shall be made up on a quarterly basis and invoiced to the other party.

          Medisorb shall grant to Janssen an exclusive fully-paid up royalty free license with the right to sublicense to make, have made, use and sell under any such patents or patent applications for the duration of the patents, any continuations, continuations in part, divisions, patents of addition, reissues, renewals or extensions thereof or any supplementary protection certificates granted with respect thereto, in respect of any claims concerning the
application of [                   ] or any chemical analogues of [
] with similar physiological activity. However, nothing contained in this paragraph shall obviate Janssen's obligation to pay royalties under Section 3 hereof with respect to any Products developed hereunder.

          Janssen shall grant to Medisorb an exclusive fully paid-up royalty free license with the right to sublicense to make, have made, use and sell under any such patents or patent applications for the duration of the patents, any continuations, continuations in part, divisions, patents of addition, reissues, renewals or extensions thereof or any supplementary protection certificates granted with respect thereto, in respect of any claims concerning the application of bioabsorbable polymers in the field of human and/or veterinary medicine.

              (d) In addition, each party will retain exclusive title to its respective confidential information in accordance with the provisions of Article 9 below.

          (6)  Patent Infringement
               -------------------

              (a) In the event that either party becomes aware that any third party is infringing any patents included within the Patents in any country or countries, the party becoming aware of such infringement shall promptly give notice of such infringement to the other party. Any possible action against such alleged infringement of the Patents will be carried out by either or both of the parties in accordance with the provisions specified hereinafter in paragraphs
(b), (c), (d) and (e).

              (b) Whenever it would concern a patent or patent application falling within the definition of Patents and of which Medisorb retains full title and ownership pursuant to Article 5 a), Medisorb shall use all reasonable efforts to take action against such infringement in its own name, at its own expense and on its own behalf.

          If Medisorb fails to take action against such infringement, or if Medisorb does not use reasonable efforts in carrying out such action after commencement thereof, within thirty (30) days after the notice referred to in paragraph (a) above or after having become aware of such infringement, Janssen shall be entitled at its own discretion and at its own expense, to take immediate action against

     THIS EXHIBIT HAS BEEN REDACTED AND IS THE SUBJECT OF A CONFIDENTIAL TREATMENT REQUEST. REDACTED MATERIAL IS BRACKETED AND HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

Janssen-Medisorb                                                          Page 8
License Agreement

such infringement in its own name, at its own expense and on its own behalf. If Janssen commences or assumes such action, Janssen may credit [
] of any royalty otherwise due to Medisorb for sales in such country or countries against the amount of the expenses and costs of such action, including without limitation, attorney fees actually incurred by Janssen. The amount of expenses so deducted shall be paid to Medisorb out of the recoveries, if any, received by Janssen as a result of such action. Except for such repayment of royalties deducted, Janssen shall be entitled to retain all recoveries therefrom.

          In no event shall Medisorb settle with such infringing third party in the Field without the prior written consent of Janssen.

              (c) Whenever it would concern a patent or patent application falling within the definition of Patents and of which Janssen retains full title and ownership pursuant to Article 5 B), Janssen shall have the right but not the obligation to take action against such infringement in its own name, at its own cost and on its own behalf. If Janssen fails to take action against such infringement, or if Janssen does not use reasonable efforts in carrying out such action after commencement thereof, within thirty (30) days after the notice referred to in paragraph (a) above or after having become aware of such infringement, Medisorb shall be entitled at its own discretion and at its own expense, to take action against such infringement. Medisorb shall be entitled to retain all recoveries, if any, therefrom.

              (d) Whenever it would concern a patent or patent application falling within the definition of Patents and of which Janssen and Medisorb jointly retain full title and ownership pursuant to Article 5 (c), and whenever in such case the infringing product would be a drug product falling within the definition of the Field, Janssen shall have the right but not the obligation to take action against such infringement in its own name, at its own cost and on its own behalf. If Janssen fails to take action against such infringement, or if Janssen does not use reasonable efforts in carrying out such action after commencement thereof, within thirty (30) days after the notice referred to in paragraph (a) above or after having become aware of such infringement, Medisorb shall be entitled at its own discretion and at its own expense, to take action against such infringement, it being understood that Janssen will have a continuing right to take over any such action at its own expense and shall pay to Medisorb from any recoveries Janssen receives (i) Medisorb's expenses and
(ii) from any sums remaining after deduction of Medisorb's and Janssen's expenses, an amount proportionate to Medisorb's expenses in relation to Janssen's expenses.

          Whenever it would concern a patent or patent application falling within the definition of Patents and of which Janssen and Medisorb jointly retain full title and ownership pursuant to Article 5 (c), and whenever in such case the infringing product would be a drug product falling outside the definition of the Field, Medisorb shall have the right but not the obligation to take action against such infringement in its own name, at its own cost and on its own behalf. If Medisorb fails to take action against such infringement, or if Medisorb does not use reasonable efforts in carrying out such action after commencement thereof, within thirty (30) days after the notice referred to in paragraph (a) above or after having become aware of such infringement, Janssen shall be entitled at its own discretion and at its own expense, to take action against such infringement, it being understood that Medisorb will have a continuing right to take over any such action at its own

     THIS EXHIBIT HAS BEEN REDACTED AND IS THE SUBJECT OF A CONFIDENTIAL TREATMENT REQUEST. REDACTED MATERIAL IS BRACKETED AND HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

Janssen-Medisorb                                                          Page 9
License Agreement

expense.  If Janssen commences or assumes such action, Janssen may credit [
] of any royalty otherwise payable to Medisorb payable hereunder against the amount of the expenses and costs of such action, including without limitation, attorney fees actually incurred by Janssen. The amount of expenses so deducted shall be paid to Medisorb out of the recoveries, if any, received by Janssen as a result of such action. Except for such repayment of royalties deducted, Janssen shall be entitled to retain all recoveries therefrom.

              (e) Each party agrees to cooperate reasonably with the other party in such litigation, including making available to the other party records, information, and evidence relevant to the infringement of the Patent.

          (7) Third Party Intellectual Property Rights
              ----------------------------------------

              (a) Medisorb warrants that to the best of its current knowledge and belief the Products to be developed hereunder will not infringe the patent rights of any third party.

              (b) In the event that the manufacture, use or sale of the Product would constitute an infringement of the rights of a third party in a country because of the use of the Patents or Medisorb's know how, each party shall, as soon as it becomes aware of the same, notify the other thereof in writing, giving in the same notice full details known to it of the rights of such third party and the extent of any alleged infringement. The parties shall after receipt of such notice meet to discuss the situation, and, to the extent necessary attempt to agree on a course of action in order to permit Janssen to practice the license granted hereunder. Such course of action may include: (a) modifying the Product or its manufacture so as to be noninfringing; (b) obtaining an appropriate license from such third party; or (c) fight the claimor suit. In the event that within a short period of time, the parties fail to agree on an appropriate course of action Janssen may decide upon the course of action in the interest of the further development, manufacturing or commercialization of the Product.

              (c) In the event that the parties cannot agree on modifying the Product or in the case that such modification would not be economically viable or regulatorily feasible, Janssen, whenever it relates to know how, whether patented or not, owned by Janssen in accordance with the provisions of Article 5
(b) and (c), or Medisorb, whenever it relates to know how, whether patented or not, owned by Medisorb in accordance with the provisions of Article 5 (a), will have the right to negotiate with such third party for such license. Both parties hereto will in any event in good faith consult with each other with respect to such negotiations and the party negotiating such license as indicated above, will make every effort to minimize the amount of license fees and royalties payable thereunder. In no event shall either party as a result of such settlement, grant a sublicense or cross license to the third party to settle the suit, without the prior written approval of the other party. In the event that such negotiations result in a consummated agreement, any license fee and/or royalties to be paid thereunder shall be paid by the party responsible
for the negotiations as indicated above, [                   ] of any license
fees or royalties paid by Janssen under such license will be creditable against royalties due to Medisorb with respect to such country or countries.

     THIS EXHIBIT HAS BEEN REDACTED AND IS THE SUBJECT OF A CONFIDENTIAL TREATMENT REQUEST. REDACTED MATERIAL IS BRACKETED AND HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

Janssen-Medisorb                                                         Page 10
License Agreement

              (d) In the event that either or both parties would further to such notification under Paragraph 7 (b) decide to defend such suit or claim in which a third party alleges that the manufacture, use or selling of the Product infringes said third party's patent in a country, Janssen shall have the right
to apply [                           ] of the royalties due to Medisorb on the
sales of the allegedly infringing Product against its litigation expenses.

          (8)  Term:
               ----

              (a) Except as otherwise provided herein, this Agreement and the term of the license granted to Janssen hereunder shall commence on the date first written above and shall expire (i) upon expiration of the last to expire Patent in such country or (ii) fifteen (15) years after the date of the first commercial sale of Product in such country, whichever is later; provided, that in no event shall the license granted hereunder expire later than the twentieth anniversary of the first commercial sale of Product in any country with the exception of the following countries where the fifteen (15) year minimum shall pertain regardless: Canada, France, Germany, Italy, Japan, Spain and the United Kingdom. After expiration of the license granted to Janssen hereunder, Janssen shall retain a fully paid-up non-exclusive license to manufacture, use and sell Products in the Field in the Territory.

              (b) Medisorb may convert the exclusive license granted under this Agreement to non-exclusive if Janssen does not maintain the following minimum annual royalty payments to Medisorb:

                  (i) With respect to the entire Territory, excluding Japan, the minimum royalty obligation will first apply to the twelve month period following the anniversary of the end of the ;month in which the Product was launched in the third major country. For the purpose of this Article only, major country shall mean France, Germany, United Kingdom or Italy. During the first twelve month period that such minimum royalty obligation is applicable, the minimum royalty amount to be paid by Janssen will be calculated by multiplying the applicable royalty rate by [ ] percent of the actual aggregate net sales of other [ ] products during such twelve month period in the three major countries referred to above.

As from the subsequent twelve month period the minimum annual royalty amount to be paid by Janssen will be calculated by multiplying the applicable royalty rate
by [  ]% of the aggregate net sales of other [                   ] products
during such period in all countries where Product has been launched and marketed for a period of minimally twelve months prior to the actual reference twelve month period; and

                  (ii) In Japan the minimum royalty obligation will be first applied to the twelve month period following the anniversary of the end of the month in which the Product was launched. The minimum annual royalty amount to be paid by Janssen will be calculated by multiplying the applicable royalty rate by an amount representing [ ]% of the aggregate net sales of other [ ] products in Japan during such period.

     THIS EXHIBIT HAS BEEN REDACTED AND IS THE SUBJECT OF A CONFIDENTIAL TREATMENT REQUEST. REDACTED MATERIAL IS BRACKETED AND HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

Janssen-Medisorb                                                         Page 11
License Agreement

Janssen shall have the right to make up any shortfall in minimum royalty payments from Product sales, both in Japan and in the rest of the Territory provided, such make-up payment is made at the same time and in the same manner as required for the underlying minimum royalty obligation.

Janssen may elect to have its exclusive rights converted into non-exclusive rights on a country by country basis. As a consequence thereof, such country's
other [                   ] products sales will no longer be taken into account
for calculating the above minimum royalty obligation.

              (c) In the event that either party shall enter or be put into voluntary or compulsory liquidation or have a receiver appointed or default in the observance or performance of its obligations under this Agreement and shall fail to remedy such default within ninety (90) days after the delivery of written notice from the other party, the other party shall be entitled upon giving written notice to terminate this Agreement.

              (d) Janssen may terminate this Agreement without cause upon 30 days prior written notice. Thereafter, Janssen shall have no further rights or privileges with respect to the use of Medisorb Technology in Products and Medisorb shall be under no further obligation of non-competition or exclusive dealing.

              (e) Any early termination of the Agreement shall be without prejudice to the rights of either party against the other accrued under this Agreement prior to termination.

              (f) Upon any termination of this Agreement, any remaining inventory of Product may be sold, provided all royalties otherwise due hereunder are paid with respect to such sales.

          (9)  Confidentiality:
               ---------------

              (a) Each party agrees to keep confidential and to not use for any purpose other than as set forth herein all technical information and materials supplied by the other hereunder and any information a party may acquire about the other or its activities as a result of entering into this Agreement, provided that such obligation shall not apply to technical information or material which: (i) was in the receiving party's possession without restriction prior to receipt from the other party or its Affiliates; (ii) was in the public domain at the time of receipt; (iii) becomes part of the public domain through no fault of the receiving party; (iv) shall be lawfully received from a third party with a right of further disclosure; (v) shall be required to be disclosed by law, by regulation or by the rules of any securities exchange.

              (b) Except as may be otherwise provided herein, the confidentiality obligations as set out in this Section shall continue so long as this Agreement remains in force and thereafter for a period of seven (7) years.

              (c) Janssen shall cause its Affiliates and Sublicensees to abide by the obligations of confidentiality with respect to unpublished information within the Patents and Technical Information.

     THIS EXHIBIT HAS BEEN REDACTED AND IS THE SUBJECT OF A CONFIDENTIAL TREATMENT REQUEST. REDACTED MATERIAL IS BRACKETED AND HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

Janssen-Medisorb                                                         Page 12
License Agreement

              (d) Any confidential information relating to the subject matter of this Agreement imparted to the other party prior to the execution of this Agreement shall be considered to fall under the terms of this Agreement.

          (10) Disclaimer of Warranty: Medisorb makes no representations or
               ----------------------
warranties, express or implied, with respect to the Medisorb Patents and Technical Information licensed to Janssen hereunder, including without limitation any warranties of merchantability or fitness for a particular purpose.

          (11) Liability
               ---------

              (a) Janssen agrees to indemnify, defend and hold harmless Medisorb from and against any liability, loss, damages and expenses (including reasonable attorney fees) Medisorb may suffer as the result of claims, demands, costs or judgments which may be made or instituted against Medisorb by reason of personal injury or damage to property arising out or caused by Janssen's promotion, use and sale of the Product, except where such liabilities claims, demands, costs or judgments are caused by Medisorb's failure to provide Janssen with any information as specified in Section 12 (c) and Article 13. Medisorb will notify Janssen as soon as it becomes aware of any such claim or action and agrees to give reasonable assistance in the investigation and defense of such claim or action it being understood that it shall allow Janssen to control the disposition of the same.

              (b) Medisorb agrees to indemnify, defend and hold harmless Janssen from and against any liability, loss, damages and expenses (including reasonable attorney fees) Janssen may suffer as the result of claims, demands, costs or judgments which may be made or instituted against Janssen by reason of personal injury or damage to property arising out or caused by Medisorb's failure to provide Janssen with any information as specified in Section 12 (c) and Article 13.

              (c) In no event shall either party be liable for loss of profits, loss of goodwill or any consequential or incidental damages of any kind of the other party.

          (12) Product Information and Adverse Drug Events
               -------------------------------------------

              (a) As Janssen has superior knowledge of the end-use applications to which Products licensed hereunder will be put, Janssen is responsible for providing third parties with adequate information as to the medical profile of such Products. Janssen will provide Medisorb with copies of the IPID (International Product Information Document) and the IPPI (International Patient Package Insert), which are all part of the IRF for the Product. For the purpose of this Agreement IPID refers to the document that summarizes all medically relevant features of the Product, including the instructions for use meant to inform the medical profession, whereas the IPPI is a patient-oriented document, based upon the IPID that summarizes all relevant information on the Product in lay language. Janssen will keep Medisorb informed of any revisions or amendments in the IPID and IPPI of the Product.

              (b) Medisorb does not claim the expertise to judge whether Product(s) will perform acceptably in Janssen's application(s). Janssen is the sole judge as to whether Product(s) will

     THIS EXHIBIT HAS BEEN REDACTED AND IS THE SUBJECT OF A CONFIDENTIAL TREATMENT REQUEST. REDACTED MATERIAL IS BRACKETED AND HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

Janssen-Medisorb                                                         Page 13
License Agreement

perform acceptably in Janssen's application(s). Janssen represents and warrants on an on-going basis during the term of this agreement that it has the capability to assess the suitability of Product(s) in Janssen's application(s) and agrees to conduct adequate testing to confirm the safety and efficacy of Products prior to commercialization.

              (c) Medisorb will provide to Janssen promptly after its discovery by Medisorb, any information in its possession which indicates adverse effects in humans associated with the Products, including the bioabsorbable polymeric components thereof, licensed hereunder. For the purpose of this Agreement "adverse event" shall mean an experience which is noxious and unintended and which occurs at doses normally used in man for the prophylaxis, diagnosis or therapy of a disease or for the modification of a physiological function and any report of an overdose.

          (13) Government Approvals
               --------------------

          Janssen shall be responsible for conducting all necessary testing as well as determining what, if any, government approvals are required for the use and sale of Product licensed hereunder and shall comply with all such requirements prior to and following the sale or distribution of such Products.

          Medisorb shall cooperate fully with Janssen in obtaining regulatory approvals for Product licensed hereunder and shall, at Janssen's request, provide appropriate regulatory authorities with any and all information concerning Medisorb's technology, Medisorb polymers and Medisorb's manufacturing process for such Product.

          In this respect Medisorb undertakes that it has submitted or will as soon as possible submit a type IV Drug Master File to the FDA identifying Medisorb's method of manufacture, release specifications and testing methods used in the manufacture of its bioabsorbable polymers and a type I Drug Master File of Medisorb's manufacturing facilities where Product may be manufactured. Medisorb will authorize Janssen at its request to cross-reference any Medisorb Drug Master Files relating to the Medisorb Polymers.

          (14) Force Majeure:  Neither party shall be liable for its failure to
               -------------
perform any of its obligations hereunder if such failure is occasioned by a contingency beyond its reasonable control including, but not limited to, occurrences such as strikes or other labor disturbances, lock out, riot, war, default by a common carrier, fire, flood, storm, earthquake, other acts of God, inability to obtain raw materials, failure of plant facilities or government regulation, act or failure to act. Each party shall notify the other immediately upon occurrence or cessation of any such contingencies. If such contingency continues unabated for at least 180 consecutive days, either party shall have the right to terminate this Agreement without further obligation beyond those actually incurred prior to such termination.

          (15) Press Communications:  Neither party shall originate any
               --------------------
publicity, news release or public announcement, written or oral relating to this Agreement, including its existence, without the prior written approval of the other party.

     THIS EXHIBIT HAS BEEN REDACTED AND IS THE SUBJECT OF A CONFIDENTIAL TREATMENT REQUEST. REDACTED MATERIAL IS BRACKETED AND HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

Janssen-Medisorb                                                        Page 14
License Agreement

          (16) Notices:  Any legal notice required or permitted hereunder shall
               -------
be considered properly given if in writing and sent by first class mail, certified mail or by telefacsimile to the party being notified at the respective address of such party as follows:

          If to Medisorb:

               Medisorb Technologies International L.P.
               6954 Cornell Road
               Cincinnati, OH 45242
               USA
               Facsimile: 513-489-2348

          If to Janssen:

               Janssen Pharmaceutica
               Kollerstrasse 38
               6300  Zug 6
               Switzerland
               Facsimile: 00-41-42449565

Such notice shall be effective upon receipt or upon refusal to accept such notice. In any case, notice shall be presumed effective no later than five (5) days after such notice is sent.

          Neither party shall originate any publicity, news release or public announcement, written or oral, relating to this Agreement, including its existence, without the written approval of the other party.

          (17) Assignment:  This Agreement shall not be assigned by either party
               ----------
without the prior written consent of the other party; provided, however, that assignment shall be permitted without such consent to any party, not less than 50% of the total interest of which owns, is owned by, or is under common control with the assigning party. In the event of any such permitted assignment the assignee shall be subject to and shall agree in writing to be bound by the terms and conditions of this Agreement.

          (18) Dispute Resolution:  The parties shall amicably discuss and
               ------------------
negotiate any matters which arise under this Agreement and are not specifically set forth hereunder. If any disputes arise under this Agreement, the parties shall use their best efforts to meet and resolve such disputes. In the event that the parties are unable to resolve any such disputes, then both parties hereby agree to submit said disputes to the jurisdiction of the competent Courts of Zurich, Switzerland, and agree that any litigation in any way related to this Agreement shall be submitted to such Courts and that same shall be subject to Swiss law.

          (19) Severability:  In the event any one or more of the provisions of
               ------------
this Agreement should for any reason be held by any court or authority having jurisdiction over this Agreement or any of the parties hereto to be invalid, illegal or unenforceable such provision or

     THIS EXHIBIT HAS BEEN REDACTED AND IS THE SUBJECT OF A CONFIDENTIAL TREATMENT REQUEST. REDACTED MATERIAL IS BRACKETED AND HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

Janssen-Medisorb                                                         Page 15
License Agreement

provisions shall be validly reformed to as nearly approximate the intent of the parties as possible and, if unreformable; shall be divisible and deleted in such jurisdiction, elsewhere this Agreement shall not be affected.

          (20) Captions:  The captions of this Agreement are for convenience
               --------
only, and shall not be deemed of any force or effect whatsoever in construing this Agreement.

          (21) Waiver:  The failure on the party of a party to exercise or
               ------
enforce any right conferred upon it hereunder shall not be deemed to be a waiver of any such right, nor operate to bar the exercise or enforcement thereof at any time thereafter.

          (22) Survival:  The following Articles of this Agreement shall survive
               --------
the termination or expiration of this Agreement:  5, 9, 10, 11, 15, 17,  and 18.

          (23) Miscellaneous:  This Agreement may be executed by the parties
               -------------
hereto in counterparts, each of which when so executed and delivered shall be considered to be an original, but all such counterparts shall together constitute but one and the same instrument. This Agreement is the complete agreement of the parties and supersedes all previous understandings and agreements relating to the subject matter hereof. Neither this Agreement nor any of the terms hereof may be terminated, amended, supplemented, waived or modified orally , but only by an instrument in writing signed by the party against whom enforcement of the termination, amendment, supplement, waiver or modification is sought.

          IN WITNESS WHEREOF, the duly authorized representatives of the parties hereto have executed this Agreement as of the day and year first above written.


JANSSEN PHARMACEUTICA INTERNATIONAL
  A division of Cilag International AG


By: _________________________
Name: _______________________
Title: ______________________
Date: _______________________


{Second Janssen Signatory}
- --------------------------


By: _________________________
Name: _______________________
Title: ______________________
Date: _______________________

     THIS EXHIBIT HAS BEEN REDACTED AND IS THE SUBJECT OF A CONFIDENTIAL TREATMENT REQUEST. REDACTED MATERIAL IS BRACKETED AND HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

Janssen-Medisorb                                                         Page 16
License Agreements

MEDISORB TECHNOLOGIES INTERNATIONAL  L.P.


by:  Medisorb Technologies
     International, Inc.,
     its General Partner


By: __________________________
Name:  David R. Lohr
      ------------------------
Title: President
       -----------------------
Date: ________________________

12059504.doc
12/05/95 4:06 PM

     THIS EXHIBIT HAS BEEN REDACTED AND IS THE SUBJECT OF A CONFIDENTIAL TREATMENT REQUEST. REDACTED MATERIAL IS BRACKETED AND HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

                                   EXHIBIT C


                            To Development Agreement
                            dated December 23, 1993
                                    between
                      Janssen Pharmaceutica International
                                      and
                   Medisorb Technologies International L.P.:


                  License Agreement, United States of America
                               Following 16 Pages



/s/ Paul F. Costa  12/12/95
- -----------------  --------
For JANSSEN        Date


/s/ David R. Lohr  December 6, 1995
- ------------------ ----------------
For MEDISORB       Date

12059503.doc

     THIS EXHIBIT HAS BEEN REDACTED AND IS THE SUBJECT OF A CONFIDENTIAL TREATMENT REQUEST. REDACTED MATERIAL IS BRACKETED AND HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

                               LICENSE AGREEMENT

          This Agreement is made as of the __ day ______ of 19___, between MEDISORB TECHNOLOGIES INTERNATIONAL L.P., a Delaware limited partnership (hereinafter "Medisorb") and JANSSEN PHARMACEUTICA INC., a New Jersey corporation ("Janssen US").

          WHEREAS, Medisorb and Janssen Pharmaceutica International, an affiliate of Janssen US, have entered into a certain Development Agreement, dated December 23, 1993 (the "Development Agreement"), for the development of a Product (as described below); and

          WHEREAS, Janssen Pharmaceutica International has an option under the Development Agreement to enter into this License Agreement for the Medisorb technology required to make, use and sell the Product, which option Janssen Pharmaceutica International has assigned to Janssen US with the consent of Medisorb and which option Janssen US has elected to exercise; and

          WHEREAS, the parties believe that it is in their mutual best interest for Medisorb to license to Janssen US on an exclusive basis in the Territory, Medisorb Patents and Technical Information within the Field, upon the terms and conditions set forth herein;

          NOW, IT IS HEREBY AGREED AS FOLLOWS:

          (1) Definitions:  The following terms shall have the meanings ascribed
              -----------
to them herein, unless the context otherwise requires:

              (a) "Affiliate" shall mean any company controlling, controlled by, or under common control with a party by ownership, directly or indirectly, of fifty percent (50%) or more of the total ownership or by the power to control the policies and actions of such company.

              (b) "Development Program" shall mean the development activities conducted by the parties pursuant to the Development Agreement.

              (c) "Field" shall mean the treatment of [



                                                            ].

              (d) "Improvements" shall mean any improvements or developments to or of the Patents and Technical Information in the Field which Medisorb may acquire, discover, invent, originate, make, conceive or have a right to, in whole or in part, during the term of this Agreement, whether or not such improvement or development is patentable.

              (e) "Medisorb Polymers" shall mean bioresorbable aliphatic polyesters based on glycolide, lactide, caprolactone and combinations of such polymers, which are manufactured by Medisorb and utilized in Product(s) licensed under this Agreement.

     THIS EXHIBIT HAS BEEN REDACTED AND IS THE SUBJECT OF A CONFIDENTIAL TREATMENT REQUEST. REDACTED MATERIAL IS BRACKETED AND HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

Janssen US-Medisorb                                                       Page 2
License Agreement

              (f) "NDA" shall mean a New Drug Application and all supplements filed pursuant to the requirements of the United States Food and Drug Administration, including all documents, data and other information concerning Product which are necessary for, or included in, FDA approval to market a Product as more fully defined in 21 C.F.R. 314.5 et seq. or any other similar application for marketing authorization filed with the appropriate regulatory authorities in other countries of the Territory (as defined hereinafter).

              (g) "Net Sales" shall mean the gross amounts received from sales of Products during a calendar quarter to third parties by Janssen US, its Sublicensees or any Affiliate of either, less any: (i) applicable sales taxes;
(ii) cash trade or quantity discounts; (iii) amounts repaid or credited by reason of rejections or return of goods; or (iv) freight, postage and duties paid for. No deduction from the gross sales price shall be made for any item of cost incurred by the seller in its own operations incident to the manufacture, sale or shipment of the product sold. For purposes hereof, Net Sales shall not include sales of a Product from Janssen US or an Affiliate of Janssen US to any Affiliate or Sublicensee of either; it being intended that Net Sales shall only include sales to unrelated third-parties.

              (h) "Patents" shall mean (i) any and all existing issued patents and patent applications or parts thereof which describe and claim a depot
formulation of [        ], or any chemical analogues of [         ] with similar
physiological activity, based on polymers of lactic and glycolic acids and the production and use thereof; (ii) any other patents and patent applications filed by or on behalf of Medisorb, or under which Medisorb has the rights to grant licenses, which are needed to practice the inventions; and (iii) any reissues, extensions, substitutions, confirmations, registrations, revalidations, additions, continuations, continuations-in-part, or divisions of or to any of the foregoing which are granted hereafter or any additional protection certificate granted with respect thereto.

              (i) "Product(s)" shall mean any and all depot formulations of [
     ], or any chemical analogues of [        ] with similar physiological
activity, based on polymers of lactic and glycolic acids which are designed to
deliver [       ], or any of its chemical analogues, over an extended period.

              (j) "Sublicensees" shall mean any company or companies, other than Janssen US's Affiliates, sublicensed by Janssen US.

              (k) "Technical Information" shall mean all unpatented information, know-how, practical experience, procedures, methodology, specifications, formulae and data whether or not the same shall be patentable which have been heretofore developed or acquired by Medisorb prior to the date of this Agreement and which are necessary in order to use, manufacture or sell Products in the Field.

     THIS EXHIBIT HAS BEEN REDACTED AND IS THE SUBJECT OF A CONFIDENTIAL TREATMENT REQUEST. REDACTED MATERIAL IS BRACKETED AND HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

Janssen US-Medisorb                                                       Page 3
License Agreement

              (l) "Territory" shall mean the United States, its Territories, Protectorates, Commonwealths, and all other political subdivisions of the United States.

          (2)  License Grant
               -------------

              (a) Medisorb hereby grants to Janssen US in the Territory an exclusive license under the Patents and Technical Information existing prior to the effective date of this Agreement, with the right to grant sublicenses thereunder, for all purposes within the Field to practice and use the Patents and Technical Information, including the rights to manufacture and have manufactured, to use and have used, and to sell and have sold Products. Medisorb exclusively retains all rights under the Patents and Technical Information outside the Field and for use other than in Products. The right to grant sublicenses granted hereunder is exclusive to Janssen US and shall not extend to Janssen US Affiliates or Sublicensees.

              (b) Medisorb shall offer to Janssen US for incorporation into this License Agreement on reasonable terms and conditions, Medisorb Improvements in the Field which, if incorporated into Janssen US's then current commercial Product(s), would: (i) result in significant changes in either the specifications for such Product(s) or the processes for producing such Product(s), and (ii) would reasonably be expected to result in enhanced market value and/or profitability of such Product(s). Examples of such Improvements would include: (i) the development by Medisorb of a non-aqueous injection vehicle which offers significant advantages with respect to ease of administration and (ii) the development by Medisorb of technology enabling [
                                                   ].  It is the parties'
understanding that the effect of any such license amendment would, in general, be either an extension of the term of this Agreement for a mutually agreed period or a marginal increase in the then current royalty rate . All other Medisorb Improvements shall be made available to Janssen US for its use without further agreement. Proprietary rights to Improvements jointly developed by Medisorb and Janssen US or any of its Affiliates shall be governed by the terms of Section 5(c) of this Agreement.

              (c) In the event that at any time during the term of this Agreement Medisorb is unable for any reason whatsoever to supply the Medisorb Polymers required by Janssen U.S. for use in Products, then the license granted under paragraph 2(a) above shall be expanded to include the Medisorb Technology required to make and use the Medisorb Polymers.

          (3)   Royalties:
                ----------

              (a) Janssen US shall pay or cause to be paid to Medisorb a running royalty with respect to all Products sold to customers in the Territory by Janssen

     THIS EXHIBIT HAS BEEN REDACTED AND IS THE SUBJECT OF A CONFIDENTIAL TREATMENT REQUEST. REDACTED MATERIAL IS BRACKETED AND HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

Janssen US-Medisorb                                                       Page 4
License Agreement

US, its Affiliates and Sublicensees, payable quarter-annually in arrears within sixty (60) days following the end of Janssen US's regular fiscal quarters in any
year during the term hereof, as follows:  (i) [     ]% of the Net Sales of each
unit of Product sold during the preceding calendar quarter during the term hereof, if such unit of Product was manufactured by Medisorb pursuant to a
written contract for the supply of Product; or (ii) [    ] % of the Net Sales of
each unit of Product sold during the preceding calendar quarter during the term hereof, if such unit of Product was not manufactured by Medisorb pursuant to a written contract for the supply of Product. Any withholding or other tax that Janssen US or any of its Affiliates or Sublicensees are required by statute to withhold and pay on behalf of Medisorb with respect to the royalties payable to Medisorb under this Agreement shall be deducted from said royalties and paid contemporaneously with the remittance to Medisorb; provided, however, that in regard to any tax so deducted Janssen US shall furnish Medisorb with proper evidence of the taxes paid on its behalf.

              (b) In the event that Product is not claimed in a valid Patent effective in the Territory and a similar product obtains a market share greater
than [    ]% of the total market revenues for Products and similar products in such country, the parties agree to meet and negotiate in good faith an appropriate reduction in the royalty rate then in effect. In no event shall a reduction in royalty rates pursuant to this section result in royalty rates [
] of the rates specified under Section 3(a)(i) and 3(a)(ii) of this Agreement. For the purposes of this section, "similar product" shall mean a generic version
of the Product(s) where: (i) the active agent is [                  ], or a
chemical analogue thereof and (ii) the excipient is comprised of lactic and/or glycolic acids. In the event that patent protection in the Territory for Product(s) becomes available subsequent to a royalty reduction pursuant to this section, the parties agree to (i) reinstitute the royalty otherwise applicable, and (ii) in the event that any recovery is obtained for prior infringement of the subsequently issued patent, the parties will first apply such recoveries to reimbursing Medisorb for royalties it would otherwise have received.

              (c) Janssen US shall keep complete and adequate records with respect to the proceeds of Products on which it has to pay royalties payable hereunder for at least two (2) years after expiry of the year they concern. Medisorb shall have the right to have such records of Janssen US inspected and examined, at Medisorb's expense, for the purpose of determining the correctness of royalty payments made hereunder.

Such inspection shall be made by an independent, certified public accountant to whom Janssen US shall have no reasonable objection. Such accountant shall not disclose to Medisorb any information other than that necessary to verify the accuracy of the reports and payments made pursuant to this Agreement. It is understood that such examination with respect to any quarterly accounting period shall take place not later than two (2) years following the expiration of said period. Not more than one examination per year shall take place.

     THIS EXHIBIT HAS BEEN REDACTED AND IS THE SUBJECT OF A CONFIDENTIAL TREATMENT REQUEST. REDACTED MATERIAL IS BRACKETED AND HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

Janssen UA-Medisorb                                                       Page 5
License Agreement

Based upon the verification of such reports and whenever there is reasonable doubt about the accuracy of the sales of Product realized by an Affiliate or sublicensee, Medisorb may reasonably request Janssen US to audit the books of such Affiliate or such sublicensee in accordance with any applicable contractual provision, in order to confirm the accuracy of such reports.

          (4) Production of Product/Technology Transfer:
              -----------------------------------------

              (a) Janssen US shall use its reasonable efforts consistent with its overall business practices and strategies to commercialize and market Product, or to have the same commercialized and marketed in the Territory.

              (b) In the event that Janssen US determines to manufacture Product itself or through an Affiliate or have Product manufactured by a third party, Medisorb shall transfer to Janssen US and/or Affiliate all relevant Technical Information, and provide such technical assistance, upon mutually agreed terms and conditions, as is required by Janssen US in order to enable the manufacture of Product by Janssen US, its Affiliate or its designated third party manufacturer. However, with respect to such third party manufacturers, except as limited by a written Product manufacturing agreement between Janssen US and Medisorb, Medisorb will have a right of first refusal as to the manufacture and supply to Janssen US of all Product(s), and component bioabsorbable polymers utilized in such Product(s). Medisorb will have a period of thirty (30) days following written notice from Janssen US of terms it is offering to, or prepared to accept from, a third party manufacturer to notify Janssen US of its intention to exercise its right of first refusal to supply Product and/or component bioabsorbable polymers thereof to Janssen US, its Affiliates and Licensees on terms no less favorable to Janssen US than those offered by such third party manufacturer. Such third party manufacturer cannot be an in-kind competitor to Medisorb and must be reasonably acceptable to Medisorb with respect to confidential protection of Medisorb's Technical Information. In the event that at any time during the term of this Agreement Medisorb is unable for any reason whatsoever to supply the Medisorb Polymers required by Janssen U.S. for use in Products, then the right of first refusal under this paragraph respecting the supply of the component bioabsorbable polymers shall be eliminated. For the purposes of this section, an "in-kind" competitor shall mean any organization which regularly engages in the contract development and/or contract manufacture of injectable controlled release drug delivery systems comprising a polymeric excipient based on lactic and/or glycolic acids and/or other closely related monomers. This Section 4(b) specifically supersedes Section 7(B) of the Development Agreement, which Section 7(B) shall be of no further force or effect.

          (5)  Proprietary Rights
               ------------------

     THIS EXHIBIT HAS BEEN REDACTED AND IS THE SUBJECT OF A CONFIDENTIAL TREATMENT REQUEST. REDACTED MATERIAL IS BRACKETED AND HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

Janssen US-Medisorb                                                       Page 6
License Agreement

              (a) Medisorb will retain title to and ownership of all technology (including, without limitation, all patents, inventions, and data relating thereto) relating to absorbable polymers, controlled release of active agents, and/or manufacturing methods or processes relating to such polymers and the controlled delivery systems for active agents based on such polymers previously owned by Medisorb or developed by Medisorb as a result of the Development Program or otherwise. Medisorb will pay its own costs and expenses in connection with the protection of any such technology, including all patent application and maintenance costs and Janssen US agrees to provide Medisorb with any necessary utility information.

          Medisorb shall inform Janssen US of any patent application it wishes to file to protect proprietary rights defined in Article 5, resulting from either the Development Program or the preliminary Development Program and shall forward a copy of any such patent application to Janssen US at least one month prior to filing.

          Medisorb shall consider any suggestions made by Janssen US for amplifying such application and shall accordingly amend the application where in Medisorb's opinion it is appropriate.

          Medisorb shall not abandon part or whole of any of the patents or patent applications without having first consulted Janssen US, which shall have the right to further pursue any patents or patent applications which Medisorb wishes to abandon, or parts thereof, in its own name and at its own expense.

              (b) Janssen US and/or its Affiliate will retain title to and ownership of all technology (including, without limitation, all patents,
inventions, and data relating thereto) relating to [        ] or any chemical
analogues of [        ] with similar physiological activity previously owned by
Janssen US and/or its Affiliate or developed by Janssen US and/or affiliate as a result of this Agreement or otherwise. Janssen US and/or its Affiliate will pay its own costs and expenses in connection with the protection of any such technology, including all patent application and maintenance costs and Medisorb agrees to provide Janssen US with any necessary utility information.

              (c) Any inventions, other than those falling under either section 5(a) or 5(b) hereof, having an inventorship jointly between at least one employee of Janssen US or an Affiliate of Janssen US and one employee of Medisorb or an Affiliate of Medisorb shall be jointly-owned by Janssen US or Janssen US Affiliate as the case may be and Medisorb. Each party will cooperate fully in the filing and prosecution of such patent applications.

          Janssen US and Medisorb shall agree on which of both shall be responsible for the filing, prosecution and maintenance of any such joint patent applications

     THIS EXHIBIT HAS BEEN REDACTED AND IS THE SUBJECT OF A CONFIDENTIAL TREATMENT REQUEST. REDACTED MATERIAL IS BRACKETED AND HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

Janssen US-Medisorb                                                       Page 7
License Agreement

and patents (hereinafter referred to as the "Responsible Party") in Territory. In principle, the party having contributed the most to the invention to be protected shall be the responsible party, unless agreed upon differently. Upon mutual consent, the responsible party may select an agent for drafting, filing and prosecuting a joint application. However, both parties shall agree who shall be the agent and to what extent this agent shall be used.

          The Responsible Party shall consult the other party when drafting any new jointly owned patent application. The final draft shall be forwarded to the other party at least one month prior to filing to give the opportunity to make final comments.

          The Responsible Party shall not abandon part or whole of any of the patents or patent applications without having first consulted the other party, which shall have the right to further pursue any patents or patent applications which the responsible party wishes to abandon, or parts thereof, in its own name and at its own expense.

          All out-of-pocket costs made in relation to joint patent applications and patents in the Territory shall be shared equally by Janssen US and Medisorb. A statement of costs shall be made up on a quarterly basis and invoiced to the other party.

          Medisorb shall grant to Janssen US an exclusive fully-paid up royalty free license with the right to sublicense to make, have made, use and sell under any such patents or patent applications for the duration of the patents, any continuations, continuations in part, divisions, patents of addition, reissues, renewals or extensions thereof or any supplementary protection certificates granted with respect thereto, in respect of any claims concerning the
application of [                   ] or any chemical analogues of [
] with similar physiological activity. However, nothing contained in this paragraph shall obviate Janssen US's obligation to pay royalties under Section 3 hereof with respect to any Products developed hereunder.

          Janssen US shall grant to Medisorb an exclusive fully paid-up royalty free license with the right to sublicense to make, have made, use and sell under any such patents or patent applications for the duration of the patents, any continuations, continuations in part, divisions, patents of addition, reissues, renewals or extensions thereof or any supplementary protection certificates granted with respect thereto, in respect of any claims concerning the application of bioabsorbable polymers in the field of human and/or veterinary medicine.

              (d) In addition, each party will retain exclusive title to its respective confidential information in accordance with the provisions of Article 9 below.

          (6)  Patent Infringement
               -------------------

     THIS EXHIBIT HAS BEEN REDACTED AND IS THE SUBJECT OF A CONFIDENTIAL TREATMENT REQUEST. REDACTED MATERIAL IS BRACKETED AND HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

Janssen US-Medisorb                                                       Page 8
License Agreement

              (a) In the event that either party becomes aware that any third party is infringing in the Territory any patents included within the Patents, the party becoming aware of such infringement shall promptly give notice of such infringement to the other party. Any possible action against such alleged infringement of the Patents will be carried out by either or both of the parties in accordance with the provisions specified hereinafter in paragraphs (b), (c),
(d) and (e).

              (b) Whenever it would concern a patent or patent application falling within the definition of Patents and of which Medisorb retains full title and ownership pursuant to Article 5 a), Medisorb shall use all reasonable efforts to take action against such infringement in its own name, at its own expense and on its own behalf.

          If Medisorb fails to take action against such infringement, or if Medisorb does not use reasonable efforts in carrying out such action after commencement thereof, within thirty (30) days after the notice referred to in paragraph (a) above or after having become aware of such infringement, Janssen US shall be entitled at its own discretion and at its own expense, to take immediate action against such infringement in its own name, at its own expense and on its own behalf. Medisorb will give all reasonable assistance to Janssen in taking such action in accordance with Article 6(e), including giving Janssen the authority to file and prosecute such suit and, if necessary, being named a party in such action. If Janssen US commences or assumes such action, Janssen
US may credit [                              ] of any royalty otherwise due to
Medisorb for sales in such country or countries against the amount of the expenses and costs of such action, including without limitation, attorney fees actually incurred by Janssen US. The amount of expenses so deducted shall be paid to Medisorb out of the recoveries, if any, received by Janssen US as a result of such action. Except for such repayment of royalties deducted, Janssen US shall be entitled to retain all recoveries therefrom.

          In no event shall Medisorb settle with such infringing third party in the Field without the prior written consent of Janssen US.

              (c) Whenever it would concern a patent or patent application falling within the definition of Patents and of which Janssen US or any of its Affiliates retains full title and ownership pursuant to Article 5 B), Janssen US shall have the right but not the obligation to take action against such infringement in its own name, at its own cost and on its own behalf. If Janssen US fails to take action against such infringement, or if Janssen US does not use reasonable efforts in carrying out such action after commencement thereof, within thirty (30) days after the notice referred to in paragraph (a) above or after having become aware of such infringement, Medisorb shall be entitled at its own discretion and at its own expense, to take action against such infringement. Medisorb shall be entitled to retain all recoveries, if any, therefrom.

     THIS EXHIBIT HAS BEEN REDACTED AND IS THE SUBJECT OF A CONFIDENTIAL TREATMENT REQUEST. REDACTED MATERIAL IS BRACKETED AND HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

Janssen US-Medisorb                                                       Page 9
License Agreement

              (d) Whenever it would concern a patent or patent application falling within the definition of Patents and of which Janssen US or any of its Affiliates and Medisorb jointly retain full title and ownership pursuant to
Article 5 (c), and whenever in such case the infringing product would be a drug product falling within the definition of the Field, Janssen US shall have the right but not the obligation to take action against such infringement in its own name, at its own cost and on its own behalf. If Janssen US fails to take action against such infringement, or if Janssen US does not use reasonable efforts in carrying out such action after commencement thereof, within thirty (30) days after the notice referred to in paragraph (a) above or after having become aware of such infringement, Medisorb shall be entitled at its own discretion and at its own expense, to take action against such infringement, it being understood that Janssen US will have a continuing right to take over any such action at its own expense and shall pay to Medisorb from any recoveries Janssen US receives
(i) Medisorb's expenses and (ii) from any sums remaining after deduction of Medisorb's and Janssen US's expenses, an amount proportionate to Medisorb's expenses in relation to Janssen US's expenses.

          Whenever it would concern a patent or patent application falling within the definition of Patents and of which Janssen US or any of its Affiliates and Medisorb jointly retain full title and ownership pursuant to
Article 5 (c), and whenever in such case the infringing product would be a drug product falling outside the definition of the Field, Medisorb shall have the right but not the obligation to take action against such infringement in its own name, at its own cost and on its own behalf. If Medisorb fails to take action against such infringement, or if Medisorb does not use reasonable efforts in carrying out such action after commencement thereof, within thirty (30) days after the notice referred to in paragraph (a) above or after having become aware of such infringement, Janssen US shall be entitled at its own discretion and at its own expense, to take action against such infringement, it being understood that Medisorb will have a continuing right to take over any such action at its own expense. If Janssen US commences or assumes such action, Janssen US may
credit [                           ] of any royalty otherwise payable to
Medisorb payable hereunder against the amount of the expenses and costs of such action, including without limitation, attorney fees actually incurred by Janssen US. The amount of expenses so deducted shall be paid to Medisorb out of the recoveries, if any, received by Janssen US as a result of such action. Except for such repayment of royalties deducted, Janssen US shall be entitled to retain all recoveries therefrom.

              (e) Each party agrees to cooperate reasonably with the other party in such litigation, including making available to the other party records, information, and evidence relevant to the infringement of the Patent.

          (7) Third Party Intellectual Property Rights
              ----------------------------------------

     THIS EXHIBIT HAS BEEN REDACTED AND IS THE SUBJECT OF A CONFIDENTIAL TREATMENT REQUEST. REDACTED MATERIAL IS BRACKETED AND HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

Janssen US-Medisorb                                                      Page 10
License Agreement

              (a) Medisorb warrants that to the best of its current knowledge and belief the Products to be developed hereunder will not infringe the patent rights of any third party.

              (b) In the event that the manufacture, use or sale of the Product would constitute an infringement of the rights of a third party in the Territory because of the use of the Patents or Medisorb's know how, each party shall, as soon as it becomes aware of the same, notify the other thereof in writing, giving in the same notice full details known to it of the rights of such third party and the extent of any alleged infringement. The parties shall after receipt of such notice meet to discuss the situation, and, to the extent necessary attempt to agree on a course of action in order to permit Janssen US to practice the license granted hereunder. Such course of action may include:
(a) modifying the Product or its manufacture so as to be noninfringing; (b) obtaining an appropriate license from such third party; or (c) fight the claim or suit. In the event that within a short period of time, the parties fail to agree on an appropriate course of action Janssen US may decide upon the course of action in the interest of the further development, manufacturing or commercialization of the Product.

              (c) In the event that the parties cannot agree on modifying the Product or in the case that such modification would not be economically viable or regulatory feasible, Janssen US, whenever it relates to know how, whether patented or not, owned by Janssen US in accordance with the provisions of
Article 5 (b) and (c), or Medisorb, whenever it relates to know how, whether patented or not, owned by Medisorb in accordance with the provisions of Article 5 (a), will have the right to negotiate with such third party for such license. Both parties hereto will in any event in good faith consult with each other with respect to such negotiations and the party negotiating such license as indicated above, will make every effort to minimize the amount of license fees and royalties payable thereunder. In no event shall either party as a result of such settlement, grant a sublicense or cross license to the third party to settle the suit, without the prior written approval of the other party. In the event that such negotiations result in a consummated agreement, any license fee and/or royalties to be paid thereunder shall be paid by the party responsible
for the negotiations as indicated above, [                     ] of any license
fees or royalties paid by Janssen US under such license will be creditable against royalties due to Medisorb hereunder.

              (d) In the event that either or both parties would further to such notification under Paragraph 7 (b) decide to defend such suit or claim in which a third party alleges that the manufacture, use or selling of the Product in the Territory infringes said third party's patent in, Janssen US shall have the
right to apply [                   ] of the royalties due to Medisorb on the
sales of the allegedly infringing Product against its litigation expenses.

     THIS EXHIBIT HAS BEEN REDACTED AND IS THE SUBJECT OF A CONFIDENTIAL TREATMENT REQUEST. REDACTED MATERIAL IS BRACKETED AND HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

Janssen US-Medisorb                                                      Page 11
License Agreement

          (8)  Term:
               ----

              (a) Except as otherwise provided herein, this Agreement and the term of the license granted to Janssen US hereunder shall commence on the date first written above and shall expire (i) upon expiration of the last to expire Patent or (ii) fifteen (15) years after the date of the first commercial sale of Product in the Territory, whichever is later; provided, that in no event shall the license granted hereunder expire later than the twentieth anniversary of the first commercial sale of Product. After expiration of the license granted to Janssen US hereunder, Janssen US shall retain a fully paid-up non-exclusive license to manufacture, use and sell Products in the Field in the Territory.

              (b) Medisorb may convert the exclusive license granted under this Agreement to non-exclusive if Janssen US does not maintain the following minimum annual royalty payments to Medisorb. With respect to the entire Territory, the minimum royalty obligation will first apply to the twelve month period following the anniversary of the end of the month in which the Product was launched. During the first twelve month period and each subsequent twelve month period that such minimum royalty obligation is applicable, the minimum royalty amount to be paid by Janssen US will be calculated by multiplying the applicable
royalty rate by [           ] percent of the actual aggregate net sales of other
[                   ] products in the Territory during such twelve month period.

Janssen US shall have the right to make up any shortfall in minimum royalty payments from Product sales in the Territory provided, such make-up payment is made at the same time and in the same manner as required for the underlying minimum royalty obligation.

              (c) In the event that either party shall enter or be put into voluntary or compulsory liquidation or have a receiver appointed or default in the observance or performance of its obligations under this Agreement and shall fail to remedy such default within ninety (90) days after the delivery of written notice from the other party, the other party shall be entitled upon giving written notice to terminate this Agreement.

              (d) Janssen US may terminate this Agreement without cause upon 30 days prior written notice. Thereafter, Janssen US shall have no further rights or privileges with respect to the use of Medisorb Technology in Products and Medisorb shall be under no further obligation of non-competition or exclusive dealing.

              (e) Any early termination of the Agreement shall be without prejudice to the rights of either party against the other accrued under this Agreement prior to termination.

     THIS EXHIBIT HAS BEEN REDACTED AND IS THE SUBJECT OF A CONFIDENTIAL TREATMENT REQUEST. REDACTED MATERIAL IS BRACKETED AND HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

Janssen US-Medisorb                                                      Page 12
License Agreement

              (f) Upon any termination of this Agreement, any remaining inventory of Product may be sold, provided all royalties otherwise due hereunder are paid with respect to such sales.

              (g) All rights and licenses granted under or pursuant to this Agreement by Medisorb to Janssen U.S. are, and shall otherwise be deemed to be, for purposes of Section 365(n) of Title 11, U.S. Code (the "Bankruptcy Code"), licenses to "intellectual property" as defined under section 101(60) of the Bankruptcy Code. The parties agree that Janssen, as a licensee of such rights under this Agreement, shall retain and may fully exercise all of its rights and elections under the Bankruptcy Code.

          (9)  Confidentiality:
               ---------------

              (a) Each party agrees to keep confidential and to not use for any purpose other than as set forth herein all technical information and materials supplied by the other hereunder and any information a party may acquire about the other or its activities as a result of entering into this Agreement, provided that such obligation shall not apply to technical information or material which: (i) was in the receiving party's possession without restriction prior to receipt from the other party or its Affiliates; (ii) was in the public domain at the time of receipt; (iii) becomes part of the public domain through no fault of the receiving party; (iv) shall be lawfully received from a third party with a right of further disclosure; (v) shall be required to be disclosed by law, by regulation or by the rules of any securities exchange.

              (b) Except as may be otherwise provided herein, the confidentiality obligations as set out in this Section shall continue so long as this Agreement remains in force and thereafter for a period of seven (7) years.

              (c) Janssen US shall cause its Affiliates and Sublicensees to abide by the obligations of confidentiality with respect to unpublished information within the Patents and Technical Information.

              (d) Any confidential information relating to the subject matter of this Agreement imparted to the other party prior to the execution of this Agreement shall be considered to fall under the terms of this Agreement.

          (10) Disclaimer of Warranty: Medisorb makes no representations or
               ----------------------
warranties, express or implied, with respect to the Medisorb Patents and Technical Information licensed to Janssen US hereunder, including without limitation any warranties of merchantability or fitness for a particular purpose.

     THIS EXHIBIT HAS BEEN REDACTED AND IS THE SUBJECT OF A CONFIDENTIAL TREATMENT REQUEST. REDACTED MATERIAL IS BRACKETED AND HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

Janssen US-Medisorb                                                      Page 13
License Agreement

          (11)  Liability
                ---------

              (a) Janssen US agrees to indemnify, defend and hold harmless Medisorb from and against any liability, loss, damages and expenses (including reasonable attorney fees) Medisorb may suffer as the result of claims, demands, costs or judgments which may be made or instituted against Medisorb by reason of personal injury or damage to property arising out or caused by Janssen US's promotion, use and sale of the Product, except where such liabilities claims, demands, costs or judgments are caused by Medisorb's failure to provide Janssen US with any information as specified in Section 12 (c) and Article 13. Medisorb will notify Janssen US as soon as it becomes aware of any such claim or action and agrees to give reasonable assistance in the investigation and defense of such claim or action it being understood that it shall allow Janssen US to control the disposition of the same.

              (b) Medisorb agrees to indemnify, defend and hold harmless Janssen US from and against any liability, loss, damages and expenses (including reasonable attorney fees) Janssen US may suffer as the result of claims, demands, costs or judgments which may be made or instituted against Janssen US by reason of personal injury or damage to property arising out or caused by Medisorb's failure to provide Janssen US with any information as specified in
Section 12 (c) and Article 13.

              (c) In no event shall either party be liable for loss of profits, loss of goodwill or any consequential or incidental damages of any kind of the other party.

          (12) Product Information and Adverse Drug Events
               -------------------------------------------

              (a) As Janssen US has superior knowledge of the end-use applications to which Products licensed hereunder will be put, Janssen US is responsible for providing third parties with adequate information as to the medical profile of such Products. Janssen US will provide Medisorb with copies of the product information document which is part of the NDA for the Product.

              (b) Medisorb does not claim the expertise to judge whether Product(s) will perform acceptably in Janssen US's application(s). Janssen US is the sole judge as to whether Product(s) will perform acceptably in Janssen US's application(s). Janssen US represents and warrants on an on-going basis during the term of this agreement that it has the capability to assess the suitability of Product(s) in Janssen US's application(s) and agrees to conduct adequate testing to confirm the safety and efficacy of Products prior to commercialization.

              (c) Medisorb will provide to Janssen US promptly after its discovery by Medisorb, any information in its possession which indicates adverse effects in

     THIS EXHIBIT HAS BEEN REDACTED AND IS THE SUBJECT OF A CONFIDENTIAL TREATMENT REQUEST. REDACTED MATERIAL IS BRACKETED AND HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

Janssen US-Medisorb                                                      Page 14
License Agreement

humans associated with the Products, including the bioabsorbable polymeric components thereof, licensed hereunder. For the purpose of this Agreement "adverse event" shall mean an experience which is noxious and unintended and which occurs at doses normally used in man for the prophylaxis, diagnosis or therapy of a disease or for the modification of a physiological function and any report of an overdose.

          (13)  Government Approvals
                --------------------

          Janssen US shall be responsible for conducting all necessary testing as well as determining what, if any, government approvals are required for the use and sale of Product licensed hereunder and shall comply with all such requirements prior to and following the sale or distribution of such Products.

          Medisorb shall cooperate fully with Janssen US in obtaining regulatory approvals for Product licensed hereunder and shall, at Janssen US's request, provide appropriate regulatory authorities with any and all information concerning Medisorb's technology, Medisorb polymers and Medisorb's manufacturing process for such Product.

          In this respect Medisorb undertakes that it has submitted or will as soon as possible submit a type IV Drug Master File to the FDA identifying Medisorb's method of manufacture, release specifications and testing methods used in the manufacture of Medisorb Polymers and a type I Drug Master File of Medisorb's manufacturing facilities where Product may be manufactured. Medisorb will authorize Janssen U.S. at its request to cross-reference any Drug Master Files relating to the Medisorb Polymers.

          (14) Force Majeure:  Neither party shall be liable for its failure to
               -------------
perform any of its obligations hereunder if such failure is occasioned by a contingency beyond its reasonable control including, but not limited to, occurrences such as strikes or other labor disturbances, lock out, riot, war, default by a common carrier, fire, flood, storm, earthquake, other acts of God, inability to obtain raw materials, failure of plant facilities or government regulation, act or failure to act. Each party shall notify the other immediately upon occurrence or cessation of any such contingencies. If such contingency continues unabated for at least 180 consecutive days, either party shall have the right to terminate this Agreement without further obligation beyond those actually incurred prior to such termination.

          (15) Press Communications:  Neither party shall originate any
               --------------------
publicity, news release or public announcement, written or oral relating to this Agreement, including its existence, without the prior written approval of the other party.

     THIS EXHIBIT HAS BEEN REDACTED AND IS THE SUBJECT OF A CONFIDENTIAL TREATMENT REQUEST. REDACTED MATERIAL IS BRACKETED AND HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

Janssen US-Medisorb                                                      Page 15
License Agreement

          (16) Notices:  Any legal notice required or permitted hereunder shall
               -------
be considered properly given if in writing and sent by first class mail, certified mail or by telefacsimile to the party being notified at the respective address of such party as follows:

          If to Medisorb:

                    Medisorb Technologies International L.P.
                    6954 Cornell Road
                    Cincinnati, OH 45242

                    Facsimile: 513-489-2348

          If to Janssen US:

                    Janssen U.S.
                    1125 Trenton-Harbourton Road
                    P.O. Box 200
                    Titusville, New Jersey 08560-0200

                    Facsimile:  609-630-2616

                    with a copy to Janssen Pharmaceutica International
                                  Kollerstrasse 38
                                  6300 Zug 6
                                  Switzerland
                                  Facsimile: 00-41-42449565

Such notice shall be effective upon receipt or upon refusal to accept such notice. In any case, notice shall be presumed effective no later than five (5) days after such notice is sent.

          Neither party shall originate any publicity, news release or public announcement, written or oral, relating to this Agreement, including its existence, without the written approval of the other party.

          (17) Assignment:  This Agreement shall not be assigned by either party
               ----------
without the prior written consent of the other party; provided, however, that assignment shall be permitted without such consent to any party, not less than 50% of the total interest of which owns, is owned by, or is under common control with the assigning party. In the event of any such permitted assignment the assignee shall be subject to and shall agree in writing to be bound by the terms and conditions of this Agreement.

     THIS EXHIBIT HAS BEEN REDACTED AND IS THE SUBJECT OF A CONFIDENTIAL TREATMENT REQUEST. REDACTED MATERIAL IS BRACKETED AND HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

Janssen US-Medisorb                                                      Page 16
License Agreement

          (18) Dispute Resolution:  The parties shall amicably discuss and
               ------------------
negotiate any matters which arise under this Agreement and are not specifically set forth hereunder. If any disputes arise under this Agreement, the parties shall use their reasonable efforts to meet and resolve such disputes. In the event that the parties are unable to resolve any such disputes, then both parties hereby agree to submit said disputes to the jurisdiction of the competent courts of the State of New Jersey and agree that any litigation in any way related to this Agreement shall be submitted to such courts and that same shall be subject to the laws of the State of New Jersey without regard to its rules respecting choice of law.

          (19) Severability:  In the event any one or more of the provisions of
               ------------
this Agreement should for any reason be held by any court or authority having jurisdiction over this Agreement or any of the parties hereto to be invalid, illegal or unenforceable such provision or provisions shall be validly reformed to as nearly approximate the intent of the parties as possible and, if unreformable; shall be divisible and deleted in such jurisdiction, elsewhere this Agreement shall not be affected.

          (20) Captions:  The captions of this Agreement are for convenience
               --------
only, and shall not be deemed of any force or effect whatsoever in construing this Agreement.

          (21) Waiver:  The failure on the party of a party to exercise or
               ------
enforce any right conferred upon it hereunder shall not be deemed to be a waiver of any such right, nor operate to bar the exercise or enforcement thereof at any time thereafter.

          (22) Survival:  The following Articles of this Agreement shall survive
               --------
the termination or expiration of this Agreement:  5, 9, 10, 11, 15, 17,  and 18.

          (23) Miscellaneous:  This Agreement may be executed by the parties
               -------------
hereto in counterparts, each of which when so executed and delivered shall be considered to be an original, but all such counterparts shall together constitute but one and the same instrument. This Agreement is the complete agreement of the parties and supersedes all previous understandings and agreements relating to the subject matter hereof. Neither this Agreement nor any of the terms hereof may be terminated, amended, supplemented, waived or modified orally , but only by an instrument in writing signed by the party against whom enforcement of the termination, amendment, supplement, waiver or modification is sought.

          IN WITNESS WHEREOF, the duly authorized representatives of the parties hereto have executed this Agreement as of the day and year first above written.


JANSSEN PHARMACEUTICA INC.

     THIS EXHIBIT HAS BEEN REDACTED AND IS THE SUBJECT OF A CONFIDENTIAL TREATMENT REQUEST. REDACTED MATERIAL IS BRACKETED AND HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

Janssen US-Medisorb                                                      Page 17
License Agreement

By: _________________________
Name: _______________________
Title: ______________________
Date: _______________________


{Second Janssen  Signatory}
- ---------------------------


By: _________________________
Name: _______________________
Title: ______________________
Date: _______________________


MEDISORB TECHNOLOGIES INTERNATIONAL  L.P.
by:  Medisorb Technologies
      International, Inc.,
      its General Partner


By: __________________________
Name:  David R. Lohr
      ------------------------
Title: President
       -----------------------
Date: ________________________

12059501.doc

     THIS EXHIBIT HAS BEEN REDACTED AND IS THE SUBJECT OF A CONFIDENTIAL TREATMENT REQUEST. REDACTED MATERIAL IS BRACKETED AND HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.